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[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THIRD QUARTER REPORT

JUNE 30, 2004

ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

2004 THIRD QUARTER REPORT

PRESIDENT'S LETTER                                                               1

SUMMARY INFORMATION                                                              2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                               4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                            6
   Schedule of Investments                                                       7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                           10
   Schedule of Investments                                                      11

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                                           13
   Schedule of Investments                                                      15

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                           18
   Schedule of Investments                                                      20

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                           26
   Global Diversification Chart                                                 28
   Schedule of Investments                                                      29

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS               34

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                           35
   International Diversification Chart                                          36
   Schedule of Investments                                                      37

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                           42
   International Diversification Chart                                          43
   Schedule of Investments                                                      44

OAKMARK PHILOSOPHY AND PROCESS                                                  51

THE OAKMARK GLOSSARY                                                            52

TRUSTEES AND OFFICERS                                                           53

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

[PHOTO OF JOHN R. RAITT]

DEAR FELLOW SHAREHOLDERS,

Both domestic and international stock markets rose by small amounts in the second quarter. These returns extend the market's recovery to five straight quarters from the lows of early 2003. Most, though not all, of our funds achieved returns for the quarter that exceeded their respective benchmarks.

THE ECONOMY AND THE MARKET

The world economic picture is largely positive. U.S. corporate earnings improved substantially in the first half of 2004, and analysts project double-digit earnings growth for the remainder of this year and next. Rising employment, high consumer confidence and relatively low interest rates should provide a strong foundation for continued U.S. economic growth. Outside of the U.S., growth is also solid and in some cases is even accelerating.

With powerful growth in corporate profits, we believe that the U.S. market is reasonably priced today--at roughly 16 times 2005 earnings estimates. At these levels, we believe that the prospective returns for stocks--a combination of dividend yield, earnings growth, and change in earnings multiples--are superior to bonds and other assets. International markets are also trading at what we believe are reasonable valuation levels.

While the global economic picture is bright, our decisions are still driven by a focus on valuation and a "bottom-up" stock selection process. Looking at the market from our "stock-by-stock," bottom-up viewpoint, our positive outlook is tempered by the difficulty of finding as many significantly undervalued stocks as we could a few years ago. Bargains can still be found, but a broader market focus on fundamentals has moved stock prices closer to business value and made it harder for bargain hunters like us.

Whatever the market conditions, our investment process and philosophy will remain constant. Our strong research group, our disciplined focus on business value, and our long-term investment horizon provide us with what we believe is a meaningful edge that increases the probability of superior long-term performance.

INDUSTRY GOVERNANCE AND REGULATION

Over the past several months, several new mutual fund industry regulations have been proposed or enacted in response to allegations of conflicts or abuses by fund companies. Our firm is working diligently to implement both the letter and the spirit of these rules. Implementing these rules will require substantial work, but not a substantive change in the way we do business at Oakmark. We have always believed in setting high standards for how we conduct our business and treat our shareholders. As we review the newly issued rules, we have generally found that we are already conducting our business in line with the principles behind the rules.

As you may know, more rules have been proposed or are under development. We continue to support and encourage sensible regulations to protect fund investors and enhance fund governance. If you would like to learn more about our position on these issues, please visit our web site at www.oakmark.com.

SHAREHOLDER COMMUNICATIONS

One important goal of the new SEC mutual fund rules is increased communications to shareholders. Since inception of The Oakmark Funds, we have placed significant emphasis on thoughtful and frequent shareholder communications. This philosophy applies to portfolio manager commentary included in our shareholder reports; a comprehensive website with data, news, and analysis; and shareholder reports that come out quarterly (more frequently than the 6-months cycle required by the SEC).

One challenge in writing quarterly letters is that quarterly communications may encourage investors to focus upon short-term or cyclical events, even though we repeatedly advocate long-term investing and long-term holding periods (for our stocks and our funds). We believe hearing from a fund manager every three months is desirable, but thinking of an investment with a three-month horizon is not.

Another challenge for our managers is coming up with something fresh, interesting, and enlightening to discuss every quarter. This is particularly difficult when we have an investment process and philosophy that is monotonously unchanged from year to year! That said, we believe Oakmark investors should understand our investment process. We believe that an educated fund investor is a better investor and is more inclined to take the patient long-term view that can produce superior long-term investment results. Our portfolio managers work very hard to provide these insights in their letters. I commend these letters for your reading and hope that they prove to be informative.

Thank you for your continued investment and confidence in the Oakmark Family of Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION

                                                                 THE OAKMARK                  THE OAKMARK
                                    THE OAKMARK                    SELECT                      SMALL CAP
PERFORMANCE FOR PERIOD             FUND-CLASS I                  FUND-CLASS I                 FUND-CLASS I
ENDED JUNE 30, 2004(1)               (OAKMX)                       (OAKLX)                      (OAKSX)
------------------------------------------------------------------------------------------------------------------
3 MONTHS*                               2.23%                       -1.53%                        -1.27%

6 MONTHS*                               3.70%                        0.88%                         5.67%

1 YEAR                                 15.85%                       12.56%                        24.01%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                3.89%                        5.86%                         5.50%

  5 YEAR                                3.47%                       11.68%                         6.47%

  10 YEAR                              11.47%                         N/A                           N/A

  SINCE INCEPTION                      16.76%                       20.79%                        11.10%
                                     (8/5/91)                    (11/1/96)                     (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE       $         73,941               $       42,553               $        24,917

TOP FIVE EQUITY             Washington                     Washington                   Checkpoint
HOLDINGS AS OF               Mutual, Inc.           2.9%     Mutual, Inc.       15.9%    Systems, Inc.        4.5%
JUNE 30, 2004(2)            First Data                     H&R Block, Inc.       7.3%   NeighborCare, Inc.    4.3%
                             Corporation            2.6%   First Data                   Tupperware
COMPANY AND % OF TOTAL      The Gap, Inc.           2.5%    Corporation          6.2%    Corporation          4.1%
NET ASSETS                  H&R Block, Inc.         2.3%   Yum! Brands, Inc.     6.1%   Mentor Graphics
                            Yum! Brands, Inc.       2.2%   Burlington                    Corporation          3.8%
                                                            Resources, Inc.      4.9%   NCO Group, Inc.       3.6%

TOP FIVE INDUSTRIES         Retail                 10.2%   Bank & Thrifts       15.9%   Computer Software     9.4%
AS OF JUNE 30, 2004         Food & Beverage         8.2%   Retail               14.8%   Food & Beverage       8.5%
                            Pharmaceuticals         7.9%   Other Consumer               Medical Products      6.0%
INDUSTRIES AND % OF TOTAL   Cable Systems &                 Goods & Services    11.3%   Oil & Natural Gas     4.7%
NET ASSETS                   Satellite TV           6.7%   Information Services  7.4%   Security Systems      4.5%
                            Bank & Thrifts          5.6%   Pharmaceuticals       6.7%

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

* Not annualized

                                   THE OAKMARK                    THE OAKMARK                  THE OAKMARK
                                    EQUITY AND                      GLOBAL                    INTERNATIONAL
PERFORMANCE FOR PERIOD          INCOME FUND-CLASS I               FUND-CLASS I                 FUND-CLASS I
ENDED JUNE 30, 2004(1)               (OAKBX)                        (OAKGX)                       (OAKIX)
------------------------------------------------------------------------------------------------------------------
3 MONTHS*                               1.87%                        1.40%                         1.82%

6 MONTHS*                               6.13%                        5.34%                         5.49%

1 YEAR                                 18.21%                       31.42%                        31.51%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                               10.29%                       17.05%                         7.99%

  5 YEAR                               12.18%                         N/A                          7.58%

  10 YEAR                               N/A                           N/A                          9.95%

  SINCE INCEPTION                      14.68%                       16.68%(3)                     11.79%
                                     (11/1/95)                    (8/4/99)                     (9/30/92)

  VALUE OF $10,000
  FROM INCEPTION DATE       $         32,803               $       21,323               $        37,083

TOP FIVE EQUITY             Burlington                     Diageo plc            5.2%   GlaxoSmithKline plc   3.7%
HOLDINGS AS OF               Resources Inc.         3.4%   First Data                   Diageo plc            3.5%
JUNE 30, 2004(2)            First Data                      Corporation          4.6%   Bank of Ireland       3.2%
                             Corporation            3.0%   Nestle SA             4.2%   Euronext NV           3.2%
COMPANY AND % OF TOTAL      XTO Energy, Inc.        3.0%   Takeda Chemical              Bayerische Motoren
NET ASSETS                  General Dynamics                Industries, Ltd.     3.9%    Werke(BMW) AG        3.0%
                             Corporation            2.7%   Bank of Ireland       3.7%
                            Nestle SA               2.6%

TOP FIVE INDUSTRIES         U.S. Government                Food & Beverage      12.5%   Food & Beverage      14.4%
AS OF JUNE 30, 2004          Notes                 27.0%   Pharmaceuticals       9.2%   Bank & Thrifts       12.9%
                            Oil & Natural Gas       7.5%   Bank & Thrifts        7.8%   Pharmaceuticals      11.2%
INDUSTRIES AND % OF TOTAL   Food & Beverage         6.2%   Computer Services     7.5%   Chemicals             9.1%
NET ASSETS                  Health Care Services    5.9%   Information Services  6.2%   Other Financial       6.0%
                            Aerospace & Defense     5.8%

                                    THE OAKMARK
                                   INTERNATIONAL
PERFORMANCE FOR PERIOD         SMALL CAP FUND-CLASS I
ENDED JUNE 30, 2004(1)                (OAKEX)
-------------------------------------------------------
3 MONTHS*
                                        2.92%
6 MONTHS*
                                        9.65%
1 YEAR
                                       47.41%
AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                               18.75%

  5 YEAR                               11.52%

  10 YEAR                               N/A

  SINCE INCEPTION                      11.86%
                                    (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE       $         26,436

TOP FIVE EQUITY             Neopost SA              4.2%
HOLDINGS AS OF              Gurit-Heberlein AG      4.0%
JUNE 30, 2004(2)            Interpump
                             Group S.p.A.           3.8%
COMPANY AND % OF TOTAL      Baycorp Advantage
NET ASSETS                   Limited                3.5%
                            Schindler
                             Holding AG             3.4%

TOP FIVE INDUSTRIES         Retail                  8.2%
AS OF JUNE 30, 2004         Food & Beverage         7.1%
                            Other Industrial
INDUSTRIES AND % OF TOTAL    Goods & Services       6.9%
NET ASSETS                  Airport Maintenance     6.5%
                            Machinery &
                             Industrial Processing  5.8%

THE OAKMARK AND OAKMARK SELECT FUNDS

[PHOTO OF WILLIAM C. NYGREN]

AT OAKMARK, WE ARE LONG-TERM INVESTORS. WE ATTEMPT TO IDENTIFY GROWING BUSINESSES THAT ARE MANAGED TO BENEFIT THEIR SHAREHOLDERS. WE WILL PURCHASE STOCK IN THOSE BUSINESSES ONLY WHEN PRICED SUBSTANTIALLY BELOW OUR ESTIMATE OF INTRINSIC VALUE. AFTER PURCHASE, WE PATIENTLY WAIT FOR THE GAP BETWEEN STOCK PRICE AND INTRINSIC VALUE TO CLOSE.

"Think big, think positive, never show any sign of weakness. Fear? That's the other guy's problem."

Louis Winthorpe III

The above advice about fear was given years ago by an experienced commodities trader to his young protege, Billy Ray Valentine. We think it is still good advice. Fear can be a debilitating emotion. In the non-financial aspects of life, fear of the unknown prevents the growth that comes from new experiences. In financial dealings, fear of loss can prevent one from making investments that grow long-term capital. Fear, as opposed to an analytical assessment of risk, has no place in successful investing.

We focus on analyzing risk, and avoiding it--unless we get paid enough to accept it. We don't fear mistakes. We know we will make them, and we try to control their cost. The quantitative and qualitative analysis of risk is very different than the fear that often governs day-to-day markets. Last quarter, when the S&P
(4) increased almost 2%, we had nine days where the single day move was greater than 1%. Six of those were down days; three were up days. Of the six down days, five were explained by fear of higher interest rates, and one was explained by fear of increasing turmoil in Iraq. There is almost always something to fear--recessions, inflation, deflation, political instability, and so on. We have found we have no ability to add value by incorporating these fears into our investment process. Instead, we use a time horizon that is long enough that such issues fade in importance. Our goal is to build a portfolio from the bottom up--collecting attractive stocks and waiting for their value to be recognized.

Oakmark uses an approach to investing that focuses on taking calculated risks only when we believe the odds are tilted in our favor. We want our stocks to be selling at discounts to business value. This reduces downside risk when we are wrong and increases upside potential when we are right. We want our companies to be increasing their business value. As each year goes by, we hope to be using a higher estimate of business value. Finally, we want managements that work to maximize value. We believe having their goals aligned with ours reduces the probability of transactions that grow sales without growing per-share value, and it increases the probability of transactions that make the per-share value grow faster than the normal growth rate of the business.

Five years ago, when the S&P 500 was higher than it is today, we were able to find many opportunities that had these characteristics. Many average businesses were selling at substantially lower price-to-earnings ratios than the market sold at. These were typical investments for value investors. And most value investors have enjoyed very strong relative performance in the past five years as the multiple gap between average and superior companies collapsed. In 1999, ninety-five of the five hundred S&P companies sold at less than half the S&P multiple. Today, only twenty do. We believe that all active managers will have difficulty adding the kind of value over the next five years that value managers were able to add in the past five years. It may be an especially difficult period for value managers who are not willing to buy better businesses. The good news is that we believe we have gradually shifted all of the Oakmark portfolios toward higher quality businesses. We also believe that over the next five years the market is more likely to provide a tailwind than the headwind of the past five years. More growth companies now populate our portfolios, and we are frequently explaining these investments by saying we purchased better-than-average businesses at average prices. Some have criticized that rationale, asking, "What if the average stock is way overvalued?" That's a fair question, especially given the large number of successful investors who argue that the stock market is poised for a serious fall. Though our strong preference is to concentrate on individual companies--commonly called bottom-up analysis--this issue requires a top-down perspective. So, despite the top-down commentary in the rest of this letter, don't worry that we are changing our approach. We are not.

Last month I had the privilege of speaking at the Morningstar conference--a great gathering of fund industry leaders and fund investors. The panel I was on followed a day full of bearish speakers, many of whom

[SIDENOTE]

                                   HIGHLIGHTS

-  Fear can prevent making investments that grow long-term capital.

-  Oakmark's investing approach focuses on taking calculated risks.

-  We believe we now own more superior businesses trading at average prices.

have spent years crafting their bearish arguments. The arguments were quite complex and some even used derivative calculus to bolster their case! As my panel started, I was asked to give a brief rebuttal to their bearish views. From a common-sense perspective, here's why we believe the stock market will deliver acceptable long-term returns. Today, an investor could purchase a seven year Treasury bond, hold the bond to maturity, and be assured of earning a return of 4% per year. A buy-and-hold equity investor has no such certainty since there is not a contractual exit price. For that reason, we need to make some assumptions about what that exit price might be. The dividend yield on the S&P 500 today is just shy of 2%, and earnings are expected to grow at 5-6% per year. If price-to-earnings multiples stay constant, the long-term investor would earn 7-8% per year. On consensus estimates, the S&P sells at about sixteen times 2005 earnings. We think that multiple is somewhere between fair and a tad on the low side, given the current yield on bonds. So, if the multiple stays the same, the market delivers annual returns of 7-8%. If the multiple rises to eighteen times, returns bump up to 9-10%. The multiple would have to fall below thirteen times for the S&P to return less than the seven-year Treasury bond. To us, that environment clearly favors equities over bonds.

How could we be wrong? First, long-term interest rates could rise sharply which would likely lower price-to-earnings ratios on stocks. This is a popular fear that we hear about almost daily in the financial media. But, because it is a consensus fear, we believe it is probably already incorporated in prices. Further, intermediate-term interest rates of 4% appear consistent with forecasts of inflation increasing to 2-3%. Second, we could be too optimistic in projecting earnings to grow at least 5% per year. But, historical earnings growth has been somewhat higher, averaging between 6% and 7% over the past forty years. Third, we could be wrong in assuming that earnings in 2005 are about normal--i.e. we would be mistaken to project "normal" earnings growth from what could be a peak number. Although this is possible, we believe it is unlikely given that we are just entering the second year of an economic recovery. Finally, we could be wrong in saying that a sixteen times price-to-earnings multiple is an appropriate (or somewhat too low) multiple given 4% interest rates. Sixteen times earnings isn't a bargain level, but over the past forty years it is about the median price-to-earnings multiple on forward earnings. Each of these negatives has some chance of occurring, and fear of them could convince investors to raise cash. Our analysis of the risks, however, suggests that the probabilities remain strongly in favor of the equity investor. That's why we believe it is prudent to take advantage of the opportunity the market is now giving us--the opportunity to purchase better-than-average businesses at average prices.

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]

[PHOTO OF KEVIN G. GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

                THE OAKMARK FUND (CLASS I)     S&P 500
8/5/91                   $  10,000            $  10,000
12/31/91                 $  13,020            $  10,909
3/31/92                  $  14,690            $  10,634
6/30/92                  $  15,230            $  10,836
9/30/92                  $  16,800            $  11,178
12/31/92                 $  19,386            $  11,741
3/31/93                  $  20,927            $  12,253
6/30/93                  $  21,494            $  12,313
9/30/93                  $  23,095            $  12,631
12/31/93                 $  25,300            $  12,924
3/31/94                  $  24,242            $  12,434
6/30/94                  $  24,951            $  12,486
9/30/94                  $  26,663            $  13,097
12/31/94                 $  26,138            $  13,095
3/31/95                  $  28,539            $  14,370
6/30/95                  $  30,303            $  15,741
9/30/95                  $  32,841            $  16,992
12/31/95                 $  35,134            $  18,015
3/31/96                  $  36,386            $  18,982
6/30/96                  $  37,661            $  19,834
9/30/96                  $  37,945            $  20,447
12/31/96                 $  40,828            $  22,152
3/31/97                  $  42,456            $  22,746
6/30/97                  $  48,917            $  26,716
9/30/97                  $  52,009            $  28,717
12/31/97                 $  54,132            $  29,542
3/31/98                  $  59,517            $  33,663
6/30/98                  $  57,909            $  34,775
9/30/98                  $  49,899            $  31,316
12/31/98                 $  56,155            $  37,985
3/31/99                  $  55,888            $  39,877
6/30/99                  $  62,332            $  42,688
9/30/99                  $  53,882            $  40,023
12/31/99                 $  50,277            $  45,977
3/31/2000                $  45,767            $  47,032
6/30/2000                $  46,950            $  45,783
9/30/2000                $  49,815            $  45,339
12/31/2000               $  56,201            $  41,791
3/31/2001                $  60,342            $  36,837
6/30/2001                $  65,927            $  38,993
9/30/2001                $  59,986            $  33,269
12/31/2001               $  66,479            $  36,824
3/31/2002                $  69,250            $  36,926
6/30/2002                $  63,463            $  31,979
9/30/2002                $  52,927            $  26,454
12/31/2002               $  56,902            $  28,686
3/31/2003                $  54,576            $  27,783
6/30/2003                $  63,826            $  32,059
9/30/2003                $  64,034            $  32,907
12/31/2003               $  71,301            $  36,914
3/31/2004                $  72,327            $  37,539
6/30/2004                $  73,941            $  38,186

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                         SINCE
                          TOTAL RETURN                                 INCEPTION
                          LAST 3 MONTHS*   1-YEAR   5-YEAR   10-YEAR    (8/5/91)
--------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)        2.23%        15.85%    3.47%   11.47%      16.76%
S&P 500                       1.72%        19.11%   -2.20%   11.82%      10.93%
Dow Jones Average(5)          1.25%        18.67%    0.91%   13.40%      12.54%
Lipper Large Cap
Value Index(6)                1.05%        19.61%   -0.25%   10.78%      10.55%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 2% in the quarter, slightly exceeding the S&P 500. The fund's 4% gain for the calendar year to date also slightly exceeds the 3% return for the S&P 500. Outperformance in the quarter was primarily driven by the absence of losers--only one position in the portfolio declined by more than 10%. Eleven of our portfolio holdings, however, did increase by more than 10%. The biggest increase, 25%, came at Boeing where a new management's focus on controlling costs had a quick payoff. Other positive performers included Gap Stores, where turnaround progress continues; MGIC, where declining mortgage refinancings increased the need for private mortgage insurance; and Harley Davidson, where improved motorcycle demand led to increased earnings estimates.

There were a few more changes in the portfolio than in recent quarters. First, we acquired two new securities through spinoffs. As Liberty Media shareholders, we received shares in Liberty Media International, and as Abbott Laboratories shareholders, we received shares in Hospira Inc. Though we believe both are good businesses, we would not have purchased either for The Oakmark Fund because they are smaller than the businesses we prefer. We will sell both if their discounts to our fair value estimates decrease. We sold two positions in the quarter:
Illinois Tool Works and Kroger. We sold the former because the stock increased to our business value estimate and sold the latter because our business value estimate fell. We also had two additions to the portfolio--Citigroup (explained on our website) and Wal-Mart.

WAL-MART (WMT--$53)

Near the market peak, almost five years ago, Wal-Mart reached its all-time-high stock price, just over $70 per share. Though we admired Wal-Mart's business success, the stock price at fifty-five times earnings seemed to give Wal-Mart at least full credit for its fantastic growth outlook. And grow it did. Earnings per share increased from $1.28 in 1999 to a consensus estimate of $2.38 this year. Despite an earnings increase of 86% in five years, the stock has declined 25%. In Oakmark's own portfolio, we have seen what a powerful competitor Wal-Mart is in the grocery and toy categories. Wal-Mart is also proving to be a great competitor outside the US. We believe their cost advantages are structural and therefore believe they are well-positioned to continue growing their worldwide retail market share. Priced at less than nineteen times estimated 2005 earnings, Wal-Mart's P/E(7) is closer to average than it has been in many years. We believe this far above-average company deserves to trade at a bigger premium to the market.

Best wishes,

/s/ William C. Nygren                   /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA                  KEVIN G. GRANT, CFA
Portfolio Manager                       Portfolio Manager
bnygren@oakmark.com                     kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--90.6%

FOOD & BEVERAGE--8.2%
    Anheuser-Busch Companies, Inc.                           2,450,000   $   132,300,000
    Diageo plc (b)                                           1,921,000       105,174,750
    General Mills, Inc.                                      1,955,000        92,921,150
    H.J. Heinz Company                                       2,310,000        90,552,000
    Kraft Foods Inc., Class A                                2,845,000        90,129,600
                                                                         ---------------
                                                                             511,077,500
HOUSEHOLD PRODUCTS--0.6%
    The Clorox Company                                         690,200   $    37,118,956

OTHER CONSUMER GOODS & SERVICES--5.5%
    H&R Block, Inc.                                          3,029,300   $   144,437,024
    Fortune Brands, Inc.                                     1,745,600       131,670,608
    Mattel, Inc.                                             3,874,300        70,705,975
                                                                         ---------------
                                                                             346,813,607
BROADCASTING & PROGRAMMING--2.8%
    Liberty Media Corporation, Class A (a)                  12,399,400   $   111,470,606
    The Walt Disney Company                                  2,500,000        63,725,000
                                                                         ---------------
                                                                             175,195,606
BUILDING MATERIALS & CONSTRUCTION--2.1%
    Masco Corporation                                        4,133,600   $   128,885,648

CABLE SYSTEMS & SATELLITE TV--6.7%
    Time Warner Inc. (a)                                     7,697,700   $   135,325,566
    Comcast Corporation, Special Class A (a)                 3,797,500       104,848,975
    The DIRECTV Group, Inc. (a)                              4,900,000        83,790,000
    EchoStar Communications Corporation, Class A (a)         2,375,000        73,031,250
    Liberty Media International, Inc., Class A (a)             579,970        21,516,887
                                                                         ---------------
                                                                             418,512,678
HARDWARE--1.9%
    The Black & Decker Corporation                           1,922,200   $   119,426,286

MOTORCYCLES--1.9%
    Harley-Davidson, Inc.                                    1,962,500   $   121,557,250

PUBLISHING--2.3%
    Gannett Co., Inc.                                          884,500   $    75,049,825
    Knight-Ridder, Inc.                                        916,000        65,952,000
                                                                         ---------------
                                                                             141,001,825
RECREATION & ENTERTAINMENT--1.3%
    Carnival Corporation (c)                                 1,678,300   $    78,880,100

RESTAURANTS--4.2%
    Yum! Brands, Inc.                                        3,674,000   $   136,746,280
    McDonald's Corporation                                   4,900,000       127,400,000
                                                                         ---------------
                                                                             264,146,280

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--90.6% (CONT.)
RETAIL--10.2%
    The Gap, Inc.                                            6,326,700   $   153,422,475
    The Home Depot, Inc.                                     3,481,500       122,548,800
    Kohl's Corporation (a)                                   2,650,500       112,063,140
    Limited Brands                                           5,800,000       108,460,000
    Wal-Mart Stores, Inc.                                    1,750,000        92,330,000
    Toys 'R' Us, Inc. (a)                                    3,125,000        49,781,250
                                                                         ---------------
                                                                             638,605,665
BANK & THRIFTS--5.6%
    Washington Mutual, Inc.                                  4,687,300   $   181,117,272
    U.S. Bancorp                                             3,700,000       101,972,000
    The Bank of New York Company, Inc.                       2,300,000        67,804,000
                                                                         ---------------
                                                                             350,893,272
FINANCIAL SERVICES--1.3%
Citigroup Inc.                                               1,800,000   $    83,700,000

INSURANCE--3.5%
    MGIC Investment Corporation                              1,640,600   $   124,455,916
    AFLAC Incorporated                                       2,367,000        96,597,270
                                                                         ---------------
                                                                             221,053,186
OTHER FINANCIAL--2.1%
    Fannie Mae                                               1,845,000   $   131,659,200

HEALTH CARE SERVICES--1.2%
    AmerisourceBergen Corp                                   1,200,000   $    71,736,000
    Hospira, Inc. (a)                                          231,880         6,399,888
                                                                         ---------------
                                                                              78,135,888
MEDICAL PRODUCTS--2.0%
    Baxter International Inc.                                3,600,000   $   124,236,000

PHARMACEUTICALS--7.9%
    Merck & Co., Inc.                                        2,450,000   $   116,375,000
    Bristol-Myers Squibb Company                             4,250,000       104,125,000
    Schering-Plough Corporation                              5,625,000       103,950,000
    Abbott Laboratories                                      2,350,000        95,786,000
    Chiron Corporation (a)                                   1,659,900        74,097,936
                                                                         ---------------
                                                                             494,333,936
TELECOMMUNICATIONS--1.5%
    Sprint Corporation                                       5,211,800   $    91,727,680

COMPUTER SERVICES--5.1%
    First Data Corporation                                   3,615,000   $   160,939,800
    SunGard Data Systems, Inc. (a)                           3,203,700        83,296,200
    Automatic Data Processing, Inc.                          1,800,000        75,384,000
                                                                         ---------------
                                                                             319,620,000
COMPUTER SYSTEMS--1.6%
    Sun Microsystems, Inc. (a)                              23,287,000   $   101,065,580

                                                          SHARES HELD/
NAME                                                         PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--90.6% (CONT.)

OFFICE EQUIPMENT--1.4%
    Xerox Corporation (a)                                    5,972,400   $    86,599,800

AEROSPACE & DEFENSE--4.4%
    Honeywell International, Inc.                            3,050,000   $   111,721,500
    Raytheon Company                                         3,000,000       107,310,000
    The Boeing Company                                       1,152,800        58,896,552
                                                                         ---------------
                                                                             277,928,052
WASTE DISPOSAL--1.7%
    Waste Management, Inc.                                   3,474,300   $   106,487,295

OIL & NATURAL GAS--3.6%
    Burlington Resources, Inc.                               3,142,200   $   113,684,796
    ConocoPhillips                                           1,435,335       109,501,707
                                                                         ---------------
                                                                             223,186,503
    TOTAL COMMON STOCKS (COST: $4,457,269,043)                             5,671,847,793

SHORT TERM INVESTMENTS--9.7%

U.S. GOVERNMENT BILLS--6.7%
    United States Treasury Bills, 0.915% - 1.30%
      due 7/1/2004 - 9/30/2004                         $   420,000,000   $   419,305,201
    TOTAL U.S. GOVERNMENT BILLS (COST: $419,351,976)                         419,305,201

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004
      due 7/1/2004, repurchase price $185,006,115
      collateralized by U.S. Government Agency
      Securities with an aggregate market value plus
      accrued interest of $194,250,000                 $   185,000,000   $   185,000,000
    IBT Repurchase Agreement, 0.70% dated 6/30/2004
      due 7/1/2004, repurchase price $4,381,090
      collateralized by a U.S. Government Security
      with a market value plus accrued interest of
      $4,600,055                                             4,381,005         4,381,005
                                                                         ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $189,381,005)                         189,381,005
    TOTAL SHORT TERM INVESTMENTS (COST: $608,732,981)                        608,686,206
    Total Investments (Cost $5,066,002,024)--100.3%                      $ 6,280,533,999
    Other Liabilities In Excess Of Other Assets--(0 3%)                      (15,826,315)
                                                                         ---------------
    TOTAL NET ASSETS--100%                                               $ 6,264,707,684
                                                                         ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a foreign domiciled corporation.

THE OAKMARK SELECT FUND
REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

               THE OAKMARK SELECT FUND (CLASS I)    S&P 500
11/1/96                     $  10,000              $  10,000
12/31/96                    $  11,420              $  10,543
3/31/97                     $  12,140              $  10,826
6/30/97                     $  14,180              $  12,715
9/30/97                     $  16,340              $  13,668
12/31/97                    $  17,704              $  14,060
3/31/98                     $  20,078              $  16,021
6/30/98                     $  20,462              $  16,551
9/30/98                     $  16,936              $  14,904
12/31/98                    $  20,575              $  18,078
3/31/99                     $  22,766              $  18,979
6/30/99                     $  24,482              $  20,317
9/30/99                     $  22,028              $  19,048
12/31/99                    $  23,557              $  21,882
3/31/2000                   $  25,667              $  22,384
6/30/2000                   $  24,324              $  21,790
9/30/2000                   $  27,432              $  21,578
12/31/2000                  $  29,637              $  19,890
3/31/2001                   $  32,826              $  17,532
6/30/2001                   $  35,865              $  18,558
9/30/2001                   $  34,496              $  15,834
12/31/2001                  $  37,359              $  17,526
3/31/2002                   $  38,306              $  17,574
6/30/2002                   $  35,206              $  15,220
9/30/2002                   $  29,720              $  12,590
12/31/2002                  $  32,699              $  13,653
3/31/2003                   $  32,535              $  13,223
6/30/2003                   $  37,806              $  15,258
9/3/2003                    $  37,820              $  15,662
12/31/2003                  $  42,181              $  17,569
3/31/2004                   $  43,214              $  17,866
6/30/2004                   $  42,553              $  18,174

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                        SINCE
                                TOTAL RETURN                          INCEPTION
                                LAST 3 MONTHS*      1-YEAR   5-YEAR    (11/1/96)
--------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)      -1.53%           12.56%   11.68%     20.79%
S&P 500                             1.72%           19.11%   -2.20%      8.10%
S&P MidCap 400(8)                   0.97%           27.99%    9.04%     14.08%
Lipper Mid Cap Value Index(9)       2.20%           31.51%    9.32%     10.58%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund decreased in value by 2% in the quarter, trailing the S&P 500. Good increases in Burlington Resources, which benefits from higher natural gas prices, and in Gap Stores, which showed higher sales and earnings due to better merchandising, were not enough to offset our losers. On the loss side, we had Moody's, which fell nearly 9% as prospects for higher interest rates made it unlikely that they would produce another year of abnormally high earnings gains. We continue to believe Moody's has an extremely favorable long-term outlook as they serve a growth industry, namely the growing global demand for debt.

Last quarter I mentioned that Washington Mutual had the biggest positive effect on quarterly performance, not because it increased the most, but because a small increase in price combined with the very heavy portfolio weighting created the biggest impact. Unfortunately, we saw a reversal this quarter. Washington Mutual stock declined by 9%, which almost accounted for the entire Oakmark Select Fund second quarter loss. At one point in the quarter, Washington Mutual showed a good gain due to speculation the company would be acquired. The acquisition of several retail banks suggested a rising value for franchises similar to Washington Mutual's. Given their strong retail banking growth, the assumption (with which we agree) was that a buyer would need to pay a healthy premium to acquire the company. Unfortunately, however, late in the quarter Washington Mutual announced very disappointing results in their mortgage banking business leading to a reduction in expected earnings. The stock more than gave back its gains. We are carefully monitoring Washington Mutual's results, but we still believe the value of the retail banking franchise exceeds the current stock price. With a dividend yield of 4 1/2% we think the cost is small of waiting for a mortgage banking turnaround, further retail growth, or eventual acquisition of the company.

During the quarter, we sold Kroger and added Limited Brands. For a small increase in price-earnings multiple, we believe we now own a much stronger franchise.

Best wishes,

/s/ William C. Nygren                                   /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA                                  HENRY R. BERGHOEF, CFA
Portfolio Manager                                       Portfolio Manager
bnygren@oakmark.com                                     berghoef@oakmark.com

THE OAKMARK SELECT FUND
SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--95.5%

OTHER CONSUMER GOODS & SERVICES--11.3%
    H&R Block, Inc.                                          8,659,800   $   412,899,264
    Mattel, Inc.                                            12,270,900       223,943,925
                                                                         ---------------
                                                                             636,843,189
CABLE SYSTEMS & SATELLITE TV--4.8%
    Time Warner Inc. (a)                                    15,240,000   $   267,919,200

INFORMATION SERVICES--7.4%
    The Dun & Bradstreet Corporation (a)                     3,934,900   $   212,130,459
    Moody's Corporation                                      3,123,600       201,971,976
                                                                         ---------------
                                                                             414,102,435
PUBLISHING--3.3%
    Knight-Ridder, Inc.                                      2,606,500   $   187,668,000

RESTAURANTS--6.1%
    Yum! Brands, Inc.                                        9,207,000   $   342,684,540

RETAIL--14.8%
    The Gap, Inc.                                            9,400,000   $   227,950,000
    Limited Brands                                          10,965,000       205,045,500
    Toys 'R' Us, Inc. (a)                                   12,622,700       201,079,611
    Office Depot, Inc. (a)                                  11,084,900       198,530,559
                                                                         ---------------
                                                                             832,605,670
BANK & THRIFTS--15.9%
    Washington Mutual, Inc.                                 23,151,400   $   894,570,096

INVESTMENT MANAGEMENT--2.7%
    Janus Capital Group, Inc.                                9,169,600   $   151,206,704

HEALTH CARE SERVICES--3.5%
    IMS Health Incorporated                                  8,303,441   $   194,632,657

PHARMACEUTICALS--6.7%
    Chiron Corporation (a)                                   4,641,100   $   207,178,704
    Bristol-Myers Squibb Company                             6,990,200       171,259,900
                                                                         ---------------
                                                                             378,438,604
TELECOMMUNICATIONS--3.6%
    Sprint Corporation                                      11,534,600   $   203,008,960

COMPUTER SERVICES--6.2%
    First Data Corporation                                   7,815,400   $   347,941,608

OFFICE EQUIPMENT--4.3%
    Xerox Corporation (a)                                   16,746,400   $   242,822,800

                                                          SHARES HELD/
NAME                                                         PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--95.5% (CONT.)

OIL & NATURAL GAS--4.9%
    Burlington Resources, Inc.                               7,591,200   $   274,649,616
    TOTAL COMMON STOCKS (COST: $3,586,885,849)                             5,369,094,079

SHORT TERM INVESTMENTS--4.4%

U.S. GOVERNMENT BILLS--1.1%
    United States Treasury Bills, 0.90% - 1.04%
      due 7/1/2004 - 7/15/2004                         $    65,000,000   $    64,989,889
    TOTAL U.S. GOVERNMENT BILLS (COST: $64,989,889)                           64,989,889

REPURCHASE AGREEMENTS--3.3%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004
      due 7/1/2004, repurchase price $182,006,016
      collateralized by U.S. Government Agency
      Securities with an aggregate market value plus
      accrued interest of $191,100,000                 $   182,000,000   $   182,000,000
    IBT Repurchase Agreement, 0.70% dated 6/30/2004
      due 7/1/2004, repurchase price $3,166,122
      collateralized by a U.S. Government Agency
      Security with a market value plus accrued
      interest of $3,324,363                                 3,166,060         3,166,060
                                                                         ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $185,166,060)                         185,166,060
    TOTAL SHORT TERM INVESTMENTS (COST: $250,155,949)                        250,155,949
    Total Investments (Cost $3,837,041,798)--99.9%                       $ 5,619,250,028
    Other Assets In Excess Of Other Liabilities--0.1%                          4,446,267
                                                                         ---------------
    TOTAL NET ASSETS--100%                                               $ 5,623,696,295
                                                                         ===============

(a) Non-income producing security.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON]

[PHOTO OF EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/04) AS COMPARED TO THE RUSSELL 2000 INDEX(10)

               THE OAKMARK SMALL CAP FUND (CLASS I)   RUSSELL 2000
11/1/95                     $  10,000                   $  10,000
12/31/95                    $  10,330                   $  10,695
3/31/96                     $  11,460                   $  11,241
6/30/96                     $  12,470                   $  11,803
9/30/96                     $  13,250                   $  11,843
12/31/96                    $  14,440                   $  12,459
3/31/97                     $  15,220                   $  11,815
6/30/97                     $  17,660                   $  13,730
9/30/97                     $  20,340                   $  15,774
12/31/97                    $  20,290                   $  15,245
3/31/98                     $  21,732                   $  16,779
6/30/98                     $  20,467                   $  15,997
9/30/98                     $  14,976                   $  12,774
12/31/98                    $  17,620                   $  14,857
3/31/99                     $  16,069                   $  14,051
6/30/99                     $  18,205                   $  16,237
9/30/99                     $  16,558                   $  15,210
12/31/99                    $  16,224                   $  18,015
3/31/2000                   $  15,974                   $  19,292
6/30/2000                   $  15,926                   $  18,562
9/30/2000                   $  18,014                   $  18,768
12/31/2000                  $  16,937                   $  17,471
3/31/2001                   $  17,816                   $  16,335
6/30/2001                   $  21,218                   $  18,688
9/30/2001                   $  18,026                   $  14,788
12/31/2001                  $  21,391                   $  17,906
3/31/2002                   $  24,014                   $  18,619
6/30/2002                   $  22,369                   $  17,064
9/30/2002                   $  17,445                   $  13,412
12/31/2002                  $  18,595                   $  14,238
3/31/2003                   $  17,185                   $  13,598
6/30/2003                   $  20,092                   $  16,784
9/30/2003                   $  21,255                   $  18,307
12/31/2003                  $  23,581                   $  20,966
3/31/2004                   $  25,239                   $  22,278
6/30/2004                   $  24,917                   $  22,384

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                                     SINCE
                                                TOTAL RETURN                       INCEPTION
                                               LAST 3 MONTHS*   1-YEAR    5-YEAR   (11/1/95)
---------------------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND (CLASS I)                  -1.27%        24.01%     6.47%     11.10%
Russell 2000                                       0.47%        33.37%     6.62%      9.74%
S&P Small Cap 600(11)                              3.60%        35.26%    10.68%     12.49%
Lipper Small Cap Value Index(12)                   1.64%        37.30%    13.06%     13.28%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The second calendar quarter of 2004 was a period of generally flattish stock prices, and your Fund dropped slightly lower during the quarter. In economic news, general activity continued to expand at a fairly brisk pace, and job creation finally began in earnest. At the end of the quarter the Federal Reserve moved interest rates up modestly, marking the first increase by the Federal Reserve in four years. We believe that these trends--an accommodative central bank, continuing productivity growth, and increasing corporate cash flows--create a favorable environment for stocks. In summary, during the just concluded quarter the S&P 500 Index(4) rose by 2%, and the Russell 2000 Index was flat. Your Fund experienced a decline of 1% during the past three months, which places its year-to-date performance above the 3% increase in the S&P 500 Index and slightly below the 7% gain of the Russell 2000 Index.

Growing corporate cash flow, strengthening balance sheets, and higher stock prices are typically the ingredients needed for an acceleration in corporate takeover activity. In 2000-2001, we experienced a reasonable level of takeover activity among the stocks held in your Fund, but the frequency of takeover offers fell in 2002-2003 as the economy slumped. This past quarter, two of our holdings--NeighborCare and Grey Global--were involved in potential takeover transactions. NeighborCare received an unsolicited offer from Omnicare, while news reports indicated Grey Global had hired investment bankers to explore a possible sale. Both stocks reacted favorably to these developments, and we believe this activity highlights the inherent value of the companies that your Fund owns. While we rarely buy stocks solely for their takeover value, our method of estimating the private market value of a company and buying its stock at a discount means that our holdings are often attractive to larger companies.

YOUR FUND'S NEW INVESTMENTS

This past quarter's activity was fairly typical with the addition of three positions and the sale of two positions. The companies we sold were Callaway Golf and Landry's Restaurants. Callaway was a disappointing investment as intensifying competition in golf clubs led to larger than expected pricing discounts. Since we could not foresee any indication that this pricing environment would improve, we elected to exit this position. Our investment in Landry's was a positive experience, and when the stock appreciated towards our estimate of fair value, we sold those shares.

During the past quarter we added Connetics Corp., Itron Inc., and United Stationers Inc. to the portfolio. Connetics is a specialty pharmaceutical firm focusing exclusively on the treatment of dermatological conditions. This company has a proprietary foam delivery system that we believe has significant advantages in its efficacy and cosmetic appearance, which should lead to improved patient compliance and satisfaction. The currently markets two products, OLUX Foam and Luxiq Foam, and it has two products pending approval by the Food and Drug Administration. Additionally, the firm has another product in Phase III clinical testing. We believe Connetics has a bright future.

Itron is a leading maker of automated meter reading systems for the utility industry. The company's products help utilities manage load planning, transmission and distribution, customer care, and workforce automation. Itron's automated meter reading products, software, and services help utilities lower personnel costs and improve accuracy and efficiency. Itron is in the process of purchasing Schlumberger's solid-state electrical meter business, which we believe should provide Itron with even greater product breadth and stronger market shares. We feel Itron's cost effective products and services will resonate with their customers, and thus we like the long-term outlook for the business.

United Stationers is the largest office products distributor in the country and is more than twice as large as the number two office products distributor. However, during the 1990s United Stationers focused too much on revenue growth at the expense of operating efficiencies. After a period of lackluster financial results, the company hired a new management team in 2002 whose mission was to wring inefficiencies out of the company's operations. Given the firm's large sales base, small percentage improvements in operating margins should result in increased profitability. Due to encouraging early results, we believe the company can extract additional efficiencies over the next few years. Additionally, a growing economy should work in United Stationers' favor.

We believe that all of these additions are trading at significant discounts to their private market values, possess growing business values and have shareholder-oriented managements, we believe the long-term future of small cap equities remains bright.

CONCLUSION

We would like to thank our shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. Additionally, we look forward to communicating with you again next quarter.


/s/ James P. Benson                                  /s/ Edward A. Studzinski

JAMES P. BENSON, CFA                                 EDWARD A. STUDZINSKI, CFA
Portfolio Manager                                    Portfolio Manager
jbenson@oakmark.com                                  estudzinski@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Recent economic, policy, and growth trends suggest that a favorable environment for stocks may continue.

- We believe many of the proper ingredients needed for the acceleration in corporate takeover activity are in place.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--92.6%

FOOD & BEVERAGE--8.5%
    Ralcorp Holdings, Inc. (a)                                 400,000   $    14,080,000
    Del Monte Foods Company (a)                                720,000         7,315,200
    American Italian Pasta Company, Class A                    200,000         6,096,000
    CoolBrands International, Inc. (a)(b)                      335,000         5,482,979
                                                                         ---------------
                                                                              32,974,179
HOUSEHOLD PRODUCTS--4.1%
    Tupperware Corporation                                     825,000   $    16,029,750

SECURITY SYSTEMS--4.5%
    Checkpoint Systems, Inc. (a)                               968,300   $    17,361,619

APPAREL--2.3%
    Oakley, Inc.                                               671,200   $     8,685,328
    R.G. Barry Corporation (a)                                 120,500           196,415
                                                                         ---------------
                                                                               8,881,743
AUTOMOBILE RENTALS--2.6%
    Dollar Thrifty Automotive Group, Inc. (a)                  375,000   $    10,290,000

BUILDING MATERIALS & CONSTRUCTION--2.6%
    Integrated Electrical Services, Inc. (a)                   956,600   $     7,700,630
    Insituform Technologies, Inc., Class A (a)                 150,000         2,440,500
                                                                         ---------------
                                                                              10,141,130
CONSULTING SERVICES--3.2%
    Watson Wyatt & Company Holdings                            237,000   $     6,316,050
    FTI Consulting, Inc. (a)                                   360,000         5,940,000
                                                                         ---------------
                                                                              12,256,050
HOME BUILDERS--2.8%
    Levitt Corporation, Class A (a)                            427,300   $    11,007,248

HUMAN RESOURCES--2.4%
    Hudson Highland Group, Inc. (a)                            300,000   $     9,198,000

INFORMATION SERVICES--3.2%
    eFunds Corporation (a)                                     700,000   $    12,250,000

MARKETING SERVICES--3.0%
    Grey Global Group, Inc.                                     11,750   $    11,573,750

OFFICE SUPPLIES--1.5%
    United Stationers Inc. (a)                                 150,000   $     5,958,000

PUBLISHING--1.1%
    PRIMEDIA Inc. (a)                                        1,500,000   $     4,170,000

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--92.6% (CONT.)

RESTAURANTS--2.0%
    Triarc Companies, Inc., Class B                            500,000   $     5,085,000
    Triarc Companies, Inc.                                     250,000         2,582,500
                                                                         ---------------
                                                                               7,667,500
RETAIL--2.2%
    ShopKo Stores, Inc. (a)                                    600,000   $     8,484,000

BANK & THRIFTS-- 3.6%
    People's Bank of Bridgeport, Connecticut                   375,000   $    11,681,250
    BankAtlantic Bancorp, Inc., Class A                        125,000         2,306,250
                                                                         ---------------
                                                                              13,987,500
INSURANCE--1.1%
    U.S.I. Holdings Corporation (a)                            283,000   $     4,471,400

OTHER FINANCIAL--3.6%
    NCO Group, Inc. (a)                                        530,000   $    14,145,700

REAL ESTATE--1.8%
    Trammell Crow Company (a)                                  495,000   $     6,979,500

HEALTH CARE SERVICES--4.3%
    NeighborCare, Inc. (a)                                     537,300   $    16,833,609

MEDICAL PRODUCTS--6.0%
    CONMED Corporation (a)                                     400,000   $    10,960,000
    Hanger Orthopedic Group, Inc. (a)                          576,000         6,750,720
    Advanced Medical Optics, Inc. (a)                          134,200         5,712,894
                                                                         ---------------
                                                                              23,423,614
PHARMACEUTICALS--1.6%
    Connetics Corporation (a)                                  300,000   $     6,060,000

COMPUTER SERVICES--3.7%
    CIBER, Inc. (a)                                          1,625,000   $    13,357,500
    Interland, Inc. (a)                                        340,000           955,400
                                                                         ---------------
                                                                              14,312,900
COMPUTER SOFTWARE--9.4%
    Mentor Graphics Corporation (a)                            950,000   $    14,696,500
    MSC.Software Corp. (a)                                   1,350,000        12,082,500
    Sybase, Inc. (a)                                           550,000         9,900,000
                                                                         ---------------
                                                                              36,679,000
DATA STORAGE--2.4%
    Imation Corp.                                              215,000   $     9,161,150

                                                          SHARES HELD/
NAME                                                         PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS--92.6% (CONT.)

AEROSPACE & DEFENSE--1.8%
    Herley Industries, Inc. (a)                                211,500   $     4,132,710
    Teledyne Technologies Incorporated (a)                     140,000         2,802,800
                                                                         ---------------
                                                                               6,935,510
INSTRUMENTS--0.6%
    Itron, Inc. (a)                                            105,000   $     2,408,700

FORESTRY PRODUCTS--2.0%
    Schweitzer-Mauduit International, Inc.                     250,700   $     7,678,941

OIL & NATURAL GAS--4.7%
    St. Mary Land & Exploration Company                        275,000   $     9,803,750
    Cabot Oil & Gas Corporation                                200,000         8,460,000
                                                                         ---------------
                                                                              18,263,750
    TOTAL COMMON STOCKS (COST: $275,692,713)                                 359,584,243

SHORT TERM INVESTMENTS--7.0%

U.S. GOVERNMENT BILLS--2.6%
    United States Treasury Bills, 0.98% - 1.06%
      due 7/8/2004 - 7/22/2004                         $    10,000,000   $     9,995,956
    TOTAL U.S. GOVERNMENT BILLS (COST: $9,995,956)                             9,995,956

REPURCHASE AGREEMENTS--4.4%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004
      due 7/1/2004, repurchase price $15,000,496
      collateralized by U.S. Government Agency
      Securities with an aggregate market value
      plus accrued interest of $15,750,000             $    15,000,000   $    15,000,000
    IBT Repurchase Agreement, 0.70% dated 6/30/2004
      due 7/1/2004, repurchase price $1,952,162
      collateralized by a U.S. Government Agency
      Security with a market value plus accrued
      interest of $2,049,730                                 1,952,124         1,952,124
                                                                         ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $16,952,124)                           16,952,124
    TOTAL SHORT TERM INVESTMENTS (COST: $26,948,080)                          26,948,080
    Total Investments (Cost $302,640,793)--99.6%                         $   386,532,323
    Other Assets In Excess Of Other Liabilities--0.4%                          1,712,802
                                                                         ---------------
    TOTAL NET ASSETS--100%                                               $   388,245,125
                                                                         ===============

(a) Non-income producing security.
(b) Represents a foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR]

[PHOTO OF EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/04) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(13)

                THE OAKMARK EQUITY AND INCOME FUND (CLASS I)     LIPPER BALANCED FUND INDEX
11/1/95                         $  10,000                                $  10,000
12/31/95                        $  10,240                                $  10,473
3/31/96                         $  10,500                                $  10,707
6/30/96                         $  11,040                                $  10,925
9/30/96                         $  11,110                                $  11,213
12/31/96                        $  11,805                                $  11,840
3/31/97                         $  12,153                                $  11,895
6/30/97                         $  13,430                                $  13,178
9/30/97                         $  14,810                                $  14,024
12/31/97                        $  14,941                                $  14,243
3/31/98                         $  16,233                                $  15,370
6/30/98                         $  16,320                                $  15,599
9/30/98                         $  15,191                                $  14,701
12/31/98                        $  16,792                                $  16,392
3/31/99                         $  16,792                                $  16,655
6/30/99                         $  18,457                                $  17,402
9/30/99                         $  17,518                                $  16,682
12/31/99                        $  18,119                                $  17,863
3/31/2000                       $  18,924                                $  18,396
6/30/2000                       $  18,886                                $  18,174
9/30/2000                       $  20,761                                $  18,535
12/31/2000                      $  21,723                                $  18,290
3/31/2001                       $  22,621                                $  17,374
6/30/2001                       $  24,445                                $  17,984
9/30/2001                       $  23,751                                $  16,621
12/31/2001                      $  25,635                                $  17,698
3/31/2002                       $  26,708                                $  17,805
6/30/2002                       $  25,855                                $  16,628
9/30/2002                       $  23,640                                $  14,986
12/31/2002                      $  25,087                                $  15,807
3/31/2003                       $  24,515                                $  15,516
6/30/2003                       $  27,750                                $  17,209
9/30/2003                       $  28,308                                $  17,562
12/31/2003                      $  30,908                                $  18,958
3/31/2004                       $  32,200                                $  19,410
6/30/2004                       $  32,803                                $  19,384

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                                     SINCE
                                                TOTAL RETURN                       INCEPTION
                                               LAST 3 MONTHS*   1-YEAR    5-YEAR   (11/1/95)
---------------------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME
FUND (CLASS I)                                     1.87%        18.21%    12.18%     14.68%
Lipper Balanced Fund Index                        -0.13%        12.64%     2.18%      7.93%
S&P 500(4)                                         1.72%        19.11%    -2.20%      9.83%
Lehman Govt./Corp. Bond(14)                       -3.17%        -0.72%     7.10%      6.71%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

"History is a set of agreed lies."
Napoleon Bonaparte

OUR RESULTS

The price of The Oakmark Equity and Income Fund increased 2% for the quarter ended June 30, bringing the calendar year gain to 6%. For the calendar year to date, the Fund outperformed both the market averages as well as our primary benchmark, the Lipper Balanced Fund Index, which gained 2% during the year. We consider this result acceptable, and we are pleased again to have compounded your investment with a positive absolute return. However, we are nevertheless somewhat disappointed that, up until the last day of the quarter, we had been doing even better. We point this out not to engage in self-flagellation so much as to emphasize the value of looking at the long-term history of your investment to get a true picture of its performance. Mr. Market tends not to respect the last day of the quarter or the last day of the year, and so it is important to look at three-year and five-year returns for a better sense of the growth of your capital. We are extremely pleased to report that our three-year and five-year average annual returns of 10% and 12% still handily outstrip the primary benchmark returns of 3% and 2% and the S&P 500 returns of -1% and -2% for the same three and five year periods.

MR. MARKET'S FOCUS

Two particular occurrences on the last reporting day of the quarter caused a short-term drag on your portfolio. One, the early transfer of power to a new government in Iraq, somewhat naively convinced Mr. Market that "peace in our time" had been achieved, at least as far as both the supply and cost of energy were concerned. So, all of our energy holdings declined in sympathy with that thesis. Unfortunately, we think this peace will prove as illusory as it did after Neville Chamberlain returned from Munich some sixty-odd years ago. The second event was that Watson Pharmaceuticals pre-announced an earnings shortfall, as well as a major restructuring of its business. Watson was the worst performer in the portfolio during the quarter.

Our long-term investors will recognize that this is the second time Watson has had an impact on your investment, and we think this warrants an explanation. Watson's first disappointment happened for various reasons, including a delay of FDA approval of their Oxytrol product, manufacturing issues at one of Watson's California plants, and a generic pipeline that had dried up relative to the competition. (Watson had been one of the biggest sellers of generics and held one of the most extensive product lines in the generic industry). After this disappointment, a new president/chief operating officer and a new chief financial officer were brought in, Oxytrol was ultimately approved, the manufacturing issues were resolved, and, through a combination of internal work, joint venture agreements, and selective product acquisitions of authorized generics, the generic portfolio and pipeline were restored. So, what do we believe has derailed things? On an operating level, two issues. One, Oxytrol, although it has received tremendous specialist physician interest, has not been anywhere near the success anticipated, primarily because general practitioners and their patients, for whatever reason, have not been receptive to the product vis a vis other, more heavily-promoted alternatives. The second operating issue was that Watson's branded oral contraceptive business, where Watson with a number two market share, has fallen victim to increasing generic competition. Because Watson maintained prices throughout 2003 in this product line, management believed that the pricing declines of 2004 would reverse, or alternatively, would be made up on new oral contraceptive product volume. However, pricing declines have continued, and this, in combination with significant destocking at the wholesale level, has convinced management that oral contraceptives have truly become commodity products. We think that Watson will continue as a strong generic competitor.

We recognize that Oxytrol joins a long list of pharmaceutical products that physicians and consumers rejected for reasons that have nothing to do with efficacy or safety. We have to confess, however, that we are troubled by management's misreading of trends in the oral contraceptive business. While some of the issues are not unique to Watson (as competitor Barr Labs discovered), we expected that Watson, whose founder was involved with the beginnings of oral contraceptives at G.D. Searle, would have seen the handwriting on the wall. Indeed, while there was weakness in the branded oral contraceptive line in the first quarter of the year, management assured us and other investors throughout May and most of June that the Q1 shortfall was a result of a manufacturing and shipping issue and would be reversed in Q2. Management also expressed confidence that it would still make its numbers for the year. Rest assured, that we will continue to monitor Watson in order to determine whether it continues to represent value.

We sold three fully valued positions during the quarter: Apogent, J.C. Penney, and Hospitality Properties Trust, resulting in gains for the portfolio. We added three new securities during the quarter. We took a position in Hospira, a spin-off from Abbott, that is a major player in the hospital supply business as well as a manufacturer of injectable pharmaceuticals. We also started small positions in two smaller cap food businesses, CoolBrands International and American Italian Pasta. Our turnover continues to be relatively light, again reflecting our comfort level with most of our holdings. Our asset allocation--with only a 55% commitment to equities--is moving towards the lower limits allowable. As we have discussed on prior occasions, this reflects the absence of compelling absolute value investments. At the same time, most of our holdings stay under the valuation levels that require liquidation. Although we are not averse to liquidating positions should that situation occur, we are very selectively finding issues that intrigue us. Experience has taught us that sometimes doing nothing, or relatively little, is the best thing to do. Forcing opportunities in this business has historically been a road to the destruction of capital. Besides, sooner or later, Mr. Market will inevitably overreact to an individual security or an entire industry, which presents us with the investment equivalent of money lying on the ground. In the interim, all we really need is one or two really good ideas a year.

A FEW MORE WORDS ABOUT BONDS

During the quarter we have continued to reduce the duration of the fixed income portfolio. At the end of the quarter it was 1.68 years. Some have wondered if, with the Federal Reserve finally beginning to raise rates in reality (rather than in expectation), it is time to lengthen the portfolio. We confess to spending a lot of time pondering that question. High-yield securities generally continue to be overvalued, as do most corporate bonds. In governments, one is not yet being well-compensated for extending maturities. So, we continue to think that the risk of substantial capital loss from lengthening both duration and maturity outweighs the potential returns, although we are prepared to concede that change may finally be starting to take place on the edges. How will we know the time has come to lengthen? We do not expect to see the return of the early 1980's, when long-term governments were yielding close to 12% and certificates of deposit for IRAs could be obtained yielding 18%. We did not make such investments then because we believed that rates could and would go so much higher. It is our sense that the time to lengthen will be when there is more fear in the bond market than at present.

THE ABSENCE OF PREDICTIONS

We continue not to make predictions, so long-term investors should find no surprises in our fund. We are somewhat puzzled by the fact that many of those in the prediction business are having trouble making predictions at the moment. We freely admit that we appear to be living in unusual times, when much of the macroeconomic data seems to conflict. Since we choose not to pay attention to such macro-economic data when managing your money, building the portfolio from the bottom up, one security at a time, these conflicts are of academic interest to us, if that.

We continue to meander along, searching for the occasional compelling investment opportunity, which could be a spin-off, a company on the new low list, or something else that twitches our valuation antennae. We also try to avoid overreacting to short-term events, because they often cause investment disaster for those who allow themselves to be driven by them (though they often create moments of opportunity for those who stand back and read them correctly). In any event, we are doing our best to not do anything different than what we have done in the past, which is searching for business values in the market place at that margin of safety discount to intrinsic value that we like. We thank you, our shareholders and partners, for your patience and confidence in investing with us.


/s/ Clyde S. Mcgregor                                  /s/ Edward A. Studzinski

CLYDE S. McGREGOR, CFA                                 EDWARD A. STUDZINSKI, CFA
Portfolio Manager                                      Portfolio Manager
mcgregor@oakmark.com                                   estudzinski@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Our 3- and 5-year average annual returns of 10% and 12% handily beat our primary benchmark and the S&P 500.

- Our allocation of only 55% in equities reflects the absence of compelling absolute value investments.

- The lack of conclusive economic predictions doesn't bother us, since we employ a bottom up approach.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--54.5%

COMMON STOCKS--54.5%

FOOD & BEVERAGE--6.2%
    Nestle SA (c)                                            3,000,000   $   199,911,000
    Diageo plc (c)                                           3,275,200       179,317,200
    Kraft Foods Inc., Class A                                1,700,000        53,856,000
    Dean Foods Company (a)                                     800,000        29,848,000
    American Italian Pasta Company, Class A                    300,000         9,144,000
    CoolBrands International, Inc. (a)(b)                      485,000         7,938,044
                                                                         ---------------
                                                                             480,014,244
CABLE SYSTEMS & SATELLITE TV--1.1%
    The DIRECTV Group, Inc. (a)                              5,026,722   $    85,956,946

HARDWARE--0.6%
    The Stanley Works                                          962,100   $    43,852,518

INFORMATION SERVICES--2.3%
    Ceridian Corporation (a)                                 4,800,000   $   108,000,000
    ChoicePoint Inc. (a)                                     1,500,000        68,490,000
                                                                         ---------------
                                                                             176,490,000
MARKETING SERVICES--0.7%
    The Interpublic Group of Companies, Inc. (a)             4,000,000   $    54,920,000

PRINTING--2.1%
    R.R. Donnelley & Sons Company                            4,909,500   $   162,111,690

RESTAURANTS--0.9%
    Darden Restaurants, Inc. (d)                             3,500,000   $    71,925,000

RETAIL--4.3%
    The TJX Companies, Inc.                                  6,500,000   $   156,910,000
    Costco Wholesale Corporation                             3,200,000       131,424,000
    Office Depot, Inc. (a)                                   2,230,000        39,939,300
                                                                         ---------------
                                                                             328,273,300
INSURANCE--2.6%
    SAFECO Corporation                                       3,850,000   $   169,400,000
    RenaissanceRe Holdings Ltd. (b)                            600,000        32,370,000
                                                                         ---------------
                                                                             201,770,000
HEALTH CARE SERVICES--5.5%
    Cardinal Health, Inc.                                    2,709,700   $   189,814,485
    Caremark Rx, Inc. (a)                                    4,075,900       134,260,146
    Hospira, Inc. (a)                                        3,750,000       103,500,000
                                                                         ---------------
                                                                             427,574,631

NAME                                                       SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--54.5% (CONT.)

MEDICAL CENTERS--1.7%
    Laboratory Corporation of America Holdings (a)           3,327,000   $   132,081,900

MEDICAL PRODUCTS--0.5%
    Techne Corporation (a)                                     750,000   $    32,587,500
    Edwards Lifesciences Corporation (a)                       100,000         3,485,000
                                                                         ---------------
                                                                              36,072,500
PHARMACEUTICALS--3.0%
    Abbott Laboratories                                      4,000,000   $   163,040,000
    Watson Pharmaceuticals, Inc. (a)                         2,550,000        68,595,000
                                                                         ---------------
                                                                             231,635,000
COMPUTER SERVICES--3.0%
    First Data Corporation                                   5,250,000   $   233,730,000

COMPUTER SOFTWARE--1.7%
    Synopsys, Inc. (a)                                       3,415,000   $    97,088,450
    Mentor Graphics Corporation (a)                          2,190,000        33,879,300
                                                                         ---------------
                                                                             130,967,750
COMPUTER SYSTEMS--0.5%
    The Reynolds and Reynolds Company, Class A               1,715,100   $    39,670,263

DATA STORAGE--0.6%
    Imation Corp.                                            1,000,000   $    42,610,000

AEROSPACE & DEFENSE--5.8%
    General Dynamics Corporation                             2,060,300   $   204,587,790
    Rockwell Collins, Inc.                                   3,107,900       103,555,228
    Raytheon Company (d)                                     1,949,900        69,747,923
    Honeywell International, Inc.                            1,889,500        69,212,385
                                                                         ---------------
                                                                             447,103,326
AGRICULTURAL EQUIPMENT--0.0%
    Alamo Group, Inc.                                          114,500   $     1,820,550

INSTRUMENTS--0.9%
    Varian, Inc. (a)                                         1,649,400   $    69,522,210

MACHINERY & INDUSTRIAL PROCESSING--0.8%
    Rockwell Automation, Inc.                                1,700,000   $    63,767,000

AGRICULTURAL OPERATIONS--1.1%
    Monsanto Company                                         2,150,000   $    82,775,000

                                                          SHARES HELD/
NAME                                                         PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--54.5% (CONT.)

FORESTRY PRODUCTS--1.1%
    Plum Creek Timber Company, Inc.                          2,657,044   $    86,566,493

OIL & NATURAL GAS--7.5%
    Burlington Resources, Inc.                               7,150,000   $   258,687,000
    XTO Energy, Inc.                                         7,699,416       229,365,603
    Cabot Oil & Gas Corporation                              1,125,000        47,587,500
    St. Mary Land & Exploration Company                      1,200,000        42,780,000
                                                                         ---------------
                                                                             578,420,103
    TOTAL COMMON STOCKS (COST: $3,235,657,383)                             4,209,630,424
    TOTAL EQUITY AND EQUIVALENTS (COST:
      $ 3,235,657,383)                                                     4,209,630,424

FIXED INCOME--31.5%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
    Fidelity Capital Trust I, Preferred, 8.375%                 43,500   $       445,005
    TOTAL PREFERRED STOCKS (COST: $435,000)                                      445,005

CORPORATE BONDS--2.7%

BROADCASTING & PROGRAMMING--0.2%
    Liberty Media Corporation, 8.25% due 2/1/2030,
       Debenture                                       $    12,900,000   $    14,697,667

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                         $       750,000   $       794,531

CABLE SYSTEMS & SATELLITE TV--1.0%
    Time Warner Inc., 5.625% due 5/1/2005              $    50,000,000   $    51,224,600
    Cablevision Systems New York Group, 144A,
      8.00% due 4/15/2012 (e)                               20,000,000        19,700,000
    CSC Holdings Inc., 7.875% due 12/15/2007                 3,000,000         3,120,000
                                                                         ---------------
                                                                              74,044,600
HOTELS & MOTELS--0.0%
    Caesars Entertainment, Inc., 7.00% due
      7/15/2004, Senior Notes                          $     2,750,000   $     2,750,000

PUBLISHING--0.1%
    PRIMEDIA Inc., 144A, 8.00% due 5/15/2013 (e)       $    10,000,000   $     9,400,000

NAME                                                         PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------
FIXED INCOME--31.5% (CONT.)

RETAIL--0.5%
    Toys 'R' Us, Inc., 7.875% due 4/15/2013            $    20,000,000   $    20,075,000
    The Gap, Inc., 6.90% due 9/15/2007                       9,187,000         9,898,992
    Rite Aid Corporation, 7.625% due 4/15/2005,
      Senior Notes                                           4,900,000         5,022,500
                                                                         ---------------
                                                                              34,996,492
HEALTH CARE SERVICES--0.4%
    Omnicare, Inc., 6.125% due 6/1/2013                $    20,000,000   $    19,100,000
    NeighborCare Inc., 144A, 6.875% due
      11/15/2013 (e)                                        10,000,000        10,600,000
                                                                         ---------------
                                                                              29,700,000
MEDICAL PRODUCTS--0.0%
    Apogent Technologies Inc., 6.50% due 5/15/2013     $     1,000,000   $     1,017,500

OFFICE EQUIPMENT--0.2%
    Xerox Corporation, 7.125% due 6/15/2010            $    15,000,000   $    15,300,000

MACHINERY & INDUSTRIAL PROCESSING--0.0%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                               $     3,000,000   $     2,760,000

OTHER INDUSTRIAL GOODS & SERVICES--0.3%
    Sealed Air Corporation, 144A, 5.625% due
      7/15/2013 (e)                                    $    20,000,000   $    19,756,360

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due
      7/23/2005                                        $       458,220   $       474,258

    TOTAL CORPORATE BONDS (COST: $204,111,395)                               205,691,408

GOVERNMENT AND AGENCY SECURITIES--28.8%

SWEDISH GOVERNMENT BONDS--0.0%
    Kingdom of Sweden, 3.50% due 4/20/2006             SEK  20,000,000   $     2,678,505

CANADIAN GOVERNMENT BONDS--1.0%
    Canada Government, 3.00% due 12/1/2005             CAD 100,000,000   $    74,740,107

DANISH GOVERNMENT BONDS--0.2%
    Kingdom of Denmark, 4.00% due 11/15/2004           DKK 100,000,000   $    16,470,267

U.S. GOVERNMENT NOTES--27.0%
    United States Treasury Notes, 2.00% due
      8/31/2005                                        $   300,000,000   $   299,343,600
    United States Treasury Notes, 1.50% due
      7/31/2005                                            300,000,000       297,996,000
    United States Treasury Notes, 1.625% due
      9/30/2005                                            300,000,000       297,773,400
    United States Treasury Notes, 3.375% due
      1/15/2007, Inflation Indexed                         252,720,240       270,696,989

NAME                                                         PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------
FIXED INCOME--31.5% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--28.8% (CONT.)

U.S. GOVERNMENT NOTES--27.0% (CONT.)
    United States Treasury Notes, 1.625% due
      2/28/2006                                        $   250,000,000   $   246,338,000
    United States Treasury Notes, 1.625% due
      10/31/2005                                           225,000,000       222,996,150
    United States Treasury Notes, 1.125% due
      6/30/2005                                            200,000,000       198,164,000
    United States Treasury Notes, 1.875% due
      12/31/2005                                           150,000,000       148,752,000
    United States Treasury Notes, 5.75% due
      11/15/2005                                           100,000,000       104,558,600
                                                                         ---------------
                                                                           2,086,618,739
U.S. GOVERNMENT AGENCIES--0.6%
    Federal Home Loan Mortgage Corporation,
      2.00% due 4/27/2007                              $    10,000,000   $     9,980,340
    Federal Home Loan Mortgage Corporation,
      3.00% due 11/17/2006                                  10,000,000         9,949,270
    Fannie Mae, 2.25% due 12/30/2008                         6,975,000         6,726,390
    Federal Home Loan Bank, 3.00% due 12/30/2009             5,000,000         5,040,850
    Federal Home Loan Mortgage Corporation,
      3.00% due 1/7/2011                                     4,900,000         4,886,437
    Fannie Mae, 5.125% due 5/4/2012                          4,013,000         3,997,124
    Federal Home Loan Bank, 3.125% due 7/10/2009             4,000,000         3,793,832
    Federal Home Loan Bank, 3.875% due 12/15/2004            1,000,000         1,010,436
                                                                         ---------------
                                                                              45,384,679
    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST:
      $ 2,216,495,072)                                                     2,225,892,297

    TOTAL FIXED INCOME (COST: $2,421,041,467)                              2,432,028,710

SHORT TERM INVESTMENTS--12.6%

U.S. GOVERNMENT BILLS--9.1%
    United States Treasury Bills, 0.915% - 1.335%
      due 7/1/2004 - 10/14/2004                        $   710,000,000   $   708,573,500

    TOTAL U.S. GOVERNMENT BILLS (COST: $708,641,386)                         708,573,500

REPURCHASE AGREEMENTS--3.0%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004
      due 7/1/2004, repurchase price $227,007,504
      collateralized by U.S. Government Agency
      Securities with an aggregate market value plus
      accrued interest of $238,350,000                 $   227,000,000   $   227,000,000
    IBT Repurchase Agreement, 0.70% dated 6/30/2004
      due 7/1/2004, repurchase price $4,465,711
      collateralized by a U.S. Government Agency
      Security with a market value plus accrued
      interest of $4,688,906                                 4,465,624         4,465,624
                                                                         ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $231,465,624)                         231,465,624

                                                                                    PAR VALUE/
                                                                       SHARES SUBJECT TO CALL/
NAME                                                                     SHARES SUBJECT TO PUT        MARKET VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--12.6% (CONT.)

CANADIAN GOVERNMENT BILLS--0.5%
    Canada Treasury Bills, 2.11% due 3/24/2005                                   CAD50,000,000    $     36,706,401

    TOTAL CANADIAN GOVERNMENT BILLS (COST: $36,516,754)                                                 36,706,401

    TOTAL SHORT TERM INVESTMENTS (COST: $976,623,764)                                                  976,745,525

    Total Investments (Cost $6,633,322,614)--98.6%                                                $  7,618,404,659

CALL OPTIONS WRITTEN--0.0%

RESTAURANTS--0.0%
    Darden Restaurants, Inc., October 22.50 Calls                                     (650,000)   $       (325,000)
    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(439,860))--0.0%                                      (325,000)

PUT OPTIONS WRITTEN--0.0%

RESTAURANTS--0.0%
    Darden Restaurants, Inc., October 20 Puts                                         (650,000)   $       (585,000)

    TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED: $(534,857))--0.0%                               $       (585,000)

    Other assets in excess of other liabilities--1.4%                                                  109,527,431
                                                                                                  ----------------
    TOTAL NET ASSETS--100%                                                                        $  7,727,022,090
                                                                                                  ================

(a) Non-income producing security.
(b) Represents a foreign domiciled corporation.
(c) Represents an American Depository Receipt.
(d) A portion of this security has been segregated to cover written option contracts.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Key to abbreviations:

CAD: Canadian Dollar
DKK: Danish Krone
SEK: Swedish Krona

THE OAKMARK GLOBAL FUND

REPORT FROM CLYDE S. McGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/04) AS COMPARED TO THE MSCI WORLD INDEX(15)

               THE OAKMARK GLOBAL FUND (CLASS I)    MSCI WORLD INDEX
8/4/99                      $ 10,000                    $ 10,000
9/30/99                     $  9,180                    $  9,883
12/31/99                    $  9,981                    $ 11,550
3/31/2000                   $ 10,061                    $ 11,668
6/30/2000                   $ 10,381                    $ 11,255
9/30/2000                   $ 10,922                    $ 10,689
12/31/2000                  $ 11,562                    $ 10,028
3/31/2001                   $ 11,480                    $  8,739
6/30/2001                   $ 13,289                    $  8,959
9/30/2001                   $ 11,071                    $  7,676
12/31/2001                  $ 13,880                    $  8,335
3/31/2002                   $ 15,387                    $  8,364
6/30/2002                   $ 14,372                    $  7,601
9/30/2002                   $ 11,828                    $  6,204
12/31/2002                  $ 13,587                    $  6,678
3/31/2003                   $ 12,153                    $  6,340
6/30/2003                   $ 16,225                    $  7,420
9/30/2003                   $ 17,774                    $  7,779
12/31/2003                  $ 20,242                    $  8,889
3/31/2004                   $ 21,029                    $  9,121
6/30/2004                   $ 21,323                    $  9,201

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                         SINCE
                                 TOTAL RETURN                          INCEPTION
                                 LAST 3 MONTHS*   1-YEAR    3-YEAR     (8/4/99)
--------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)        1.40%        31.42%    17.05%     16.68%(3)
MSCI World                           0.87%        24.00%     0.87%     -1.68%
Lipper Global Fund Index(16)        -0.61%        24.14%     1.03%      0.83%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund gained 1% for the three-month period ending June 30, 2004, compared with the 1% increase for the MSCI World Index and the 1% decline for the Lipper Global Fund Index.

Over the past twelve months, The Oakmark Global Fund has returned 31%, compared to gains of 24% for both the MSCI World Index and the Lipper Global Fund Index. Most importantly, since inception, the Fund has returned 17% annualized compared to a 2% decline in the MSCI World Index and 1% gain in the Lipper Global Fund Index.

CURRENT ENVIRONMENT

Economically, we believe the world is in a good state. Strong growth in the U.S., parts of Europe, China, and much of the Pacific Rim has been driving economic growth. Interest rates remain low, and throughout the world we continue to see microeconomic reform--companies restructuring to better and more profitably compete in a global economy.

Equity markets, aside from some emerging markets, have been relatively placid, especially in the U.S. For example, the VIX(17), a measure of volatility for the S&P 500 Index(4), is at an eight-year low. As we've written in the past, some volatility in equity prices is actually good for bottom-up value investors, as it often results in greater gaps between current share prices and intrinsic value--or, more bluntly, opportunity. As the saying goes however, "Be careful what you wish for... it may happen!"

There are plenty of potential sparks. The situation in Iraq, the approaching U.S. presidential election, the forced slowing of the Chinese economy, further spikes in oil prices or interest rates, and the specter of protectionism are some of them.

PORTFOLIO COMPOSITION

We made few changes during the quarter. We sold the remainder of our Novell position for a healthy profit, and we added two new positions: U.S. based Fair Isaac Corporation and Givaudan, the Swiss flavors and fragrances manufacturer.

Fair Isaac (FIC) provides software and analytics used for predictive modeling of credit risk. These products are primarily sold to financial institutions. FIC is best known for its FICO score used to judge retail customers' creditworthiness. We believe the business is excellent, as evidenced by its 80% recurring revenues, 30+% operating margins, high barriers to entry, and low capital requirements. Furthermore, FIC dominates the markets it targets, usually controlling 75-90% of them. Despite the quality of the business and further growth prospects, FIC trades at only 8.5x next year's operating profit.

FIC is also expanding their franchise geographically. The CFO of a large European financial institution, unprompted, recently talked to us about how valuable FIC's consumer behavior models are to their credit analysis function.

We also repurchased Givuadan during the quarter. This is the company's second appearance in The Oakmark Global Fund after a successful purchase and sale in 2002. Givaudan is a worldwide leader of flavors and fragrances. The company's products have a significant impact on the taste and uniqueness of consumer goods, yet represent a small fraction of the total sales price. Given the importance of taste, texture, and smell to the success of a product, branded consumer companies are very reluctant to change their suppliers of flavors and fragrances. This creates a nice, defendable moat around the business. Givaudan generates strong free cash flow, and it has shown the willingness to return that cash to shareholders in the form of dividends and share buybacks.

Currently your portfolio is composed of roughly 35% U.S. listed companies, 35% in Europe ex UK, 13% in the United Kingdom, 14% in the Pacific Rim, and 3% in Latin America. Apart from the United States and the United Kingdom, our largest single country weightings are Switzerland, Japan, and France.

LOOKING FORWARD

We remain excited about the value and quality of the names in the Fund, and thank you for your continued confidence and support.


/s/ Clyde S. McGregor                /s/ Michael J. Welsh

CLYDE S. McGREGOR, CFA               MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                    Portfolio Manager
mcgregor@oakmark.com                 mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- Strong growth in the U.S., Europe, China, and much of the Pacific Rim has driven the world economy.

- We sold one stock during the quarter and added two new positions: a U.S.-based software company and a Swiss flavors and fragrances manufacturer.

- Current portfolio allocation favors overseas markets, with 35% in the U.S. and 65% international.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--JUNE 30, 2004 (UNAUDITED)

[CHART]

                                  % OF FUND
                        EQUITY MARKET VALUE
-------------------------------------------
- EUROPE                               48.5%
  Great Britain                        13.4%
  Switzerland                          11.4%
  * France                              6.9%
  * Netherlands                         6.4%
  * Ireland                             4.0%
  * Italy                               3.8%
  * Germany                             2.6%

- UNITED STATES                        34.5%

- PACIFIC RIM                          13.9%
  Japan                                 7.5%
  Australia                             4.0%
  Korea                                 2.4%

- LATIN AMERICA                         2.5%
  Mexico                                2.5%

- OTHER                                 0.6%
  Israel                                0.6%

* Euro currency countries comprise 23.7% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--12.5%
    Diageo plc (Great Britain)         Beverages, Wines, & Spirits
                                         Manufacturer                             5,517,500    $     74,595,979
    Nestle SA (Switzerland)            Food & Beverage Manufacturer                 227,200          60,560,073
    Cadbury Schweppes plc
      (Great Britain)                  Beverage & Confectionary
                                         Manufacturer                             4,383,000          37,861,274
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                Soft Drinks, Juices &
                                         Sports Drinks Manufacturer                  13,430           7,787,192
                                                                                               ----------------
                                                                                                    180,804,518
HOUSEHOLD PRODUCTS--2.5%
    Henkel KGaA (Germany)              Consumer Chemical Products
                                         Manufacturer                               456,800    $     35,595,331

BROADCASTING & PROGRAMMING--2.8%
    Grupo Televisa S.A.
      (Mexico) (b)                     Television Production &
                                         Broadcasting                               566,500    $     25,645,455
    Liberty Media
      Corporation, Class A
      (United States) (a)              Broadcast Services & Programming           1,540,000          13,844,600
                                                                                               ----------------
                                                                                                     39,490,055
CABLE SYSTEMS & SATELLITE TV--1.1%
    Time Warner Inc.
      (United States) (a)              Motion Picture Production,
                                         Distribution, & Other Services             833,000    $     14,644,140
    Liberty Media International,
      Inc., Class A
      (United States) (a)              Broadband Distribution                        32,500           1,205,750
                                                                                               ----------------
                                                                                                     15,849,890
HUMAN RESOURCES--1.1%
    Michael Page International
      plc (Great Britain)              Recruitment Consultancy Services           4,815,400    $     15,707,898

INFORMATION SERVICES--6.2%
    eFunds Corporation
      (United States) (a)              Electronic Debit Payment Services          1,745,000    $     30,537,500
    Ceridian Corporation
      (United States) (a)              Data Management Services                   1,348,000          30,330,000
    Equifax Inc. (United States)       Credit Reporting & Collection              1,192,000          29,502,000
                                                                                               ----------------
                                                                                                     90,369,500

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

MARKETING SERVICES--1.2%
    The Interpublic Group
      of Companies, Inc.
      (United States) (a)              Advertising & Marketing Services           1,295,000    $     17,780,350

MOTORCYCLES--0.2%
    Ducati Motor Holding
      S.p.A. (Italy) (a)               Motorcycle Manufacturer                    2,461,000    $      3,443,161

RETAIL--4.8%
    The TJX Companies, Inc.
      (United States)                  Discount Apparel & Home
                                         Fashion Retailer                         1,501,000    $     36,234,140
    Bulgari S.p.A. (Italy)             Jewelry Manufacturer & Retailer            3,236,100          32,677,426
                                                                                               ----------------
                                                                                                     68,911,566
BANK & THRIFTS--7.8%
    Bank of Ireland (Ireland)          Commercial Bank                            4,029,000    $     53,820,462
    Australia and New Zealand
      Banking Group Limited
      (Australia)                      Commercial Bank                            2,260,000          28,689,674
    Washington Mutual, Inc.
      (United States)                  Thrift                                       415,000          16,035,600
    Banco Popolare di Verona
      e Novara Scrl (Italy)            Commercial Bank                              863,600          14,817,398
                                                                                               ----------------
                                                                                                    113,363,134
FINANCIAL SERVICES--3.0%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)             Asset Management                             129,300    $     35,857,907
    Credit Suisse Group
      (Switzerland) (a)                Investment Services & Insurance              190,700           6,772,395
                                                                                               ----------------
                                                                                                     42,630,302
OTHER FINANCIAL--5.7%
    Euronext NV (Netherlands)          Stock Exchange                             1,814,000    $     50,538,294
    Fannie Mae (United States)         Mortgage Finance                             250,000          17,840,000
    Daiwa Securities Group
      Inc. (Japan)                     Stock Broker                               2,062,000          14,785,823
                                                                                               ----------------
                                                                                                     83,164,117
HEALTH CARE SERVICES--2.3%
    Cardinal Health, Inc.
      (United States)                  Wholesale Drug Distributor                   470,000    $     32,923,500

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

MEDICAL CENTERS--2.4%
    Laboratory Corporation of
      America Holdings
      (United States) (a)              Medical Laboratory & Testing Services        892,000    $     35,412,400

MEDICAL PRODUCTS--1.7%
    Ansell Limited (Australia)         Protective Rubber & Plastics Products      4,708,100    $     25,306,240

PHARMACEUTICALS--9.2%
    Takeda Chemical Industries,
      Ltd. (Japan)                     Pharmaceuticals & Food
                                         Supplements                              1,281,000    $     56,121,004
    GlaxoSmithKline plc
      (Great Britain)                  Pharmaceuticals                            2,614,200          53,561,109
    Aventis S.A. (France)              Pharmaceuticals                              314,000          23,703,869
                                                                                               ----------------
                                                                                                    133,385,982
TELECOMMUNICATIONS--1.7%
    SK Telecom Co., Ltd.
      (Korea)                          Mobile Telecommunications                    152,820    $     25,128,343

COMPUTER SERVICES--7.5%
    First Data Corporation
      (United States)                  Data Processing & Management               1,495,750    $     66,590,790
    Meitec Corporation (Japan)         Software Engineering Services                760,000          30,028,811
    Fair Isaac Corp.
      (United States)                  Computer Services                            329,200          10,988,696
                                                                                               ----------------
                                                                                                    107,608,297
COMPUTER SOFTWARE--2.2%
    Synopsys, Inc.
      (United States) (a)              Electronic Design Automation               1,118,000    $     31,784,740

OFFICE EQUIPMENT--2.0%
    Neopost SA (France)                Mailroom Equipment Supplier                  494,750    $     29,240,926

AIRPORT MAINTENANCE--0.6%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)                     Airport Operator                             463,000    $      8,565,500

DIVERSIFIED CONGLOMERATES--2.7%
    Vivendi Universal SA
      (France) (a)                     Multimedia                                 1,430,500    $     39,679,896

                                                                               SHARES HELD/
NAME                                   DESCRIPTION                                PAR VALUE        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

INSTRUMENTS--0.6%
    Orbotech, Ltd. (Israel) (a)        Optical Inspection Systems                   412,700    $      8,398,445

WASTE DISPOSAL--2.5%
    Waste Management, Inc.
      (United States)                  Waste Management Services                  1,175,000    $     36,013,750

CHEMICALS--6.0%
    Akzo Nobel N.V.
      (Netherlands)                    Chemical Producer                            992,300    $     36,494,629
    Lonza Group AG,
      Registered Shares
      (Switzerland)                    Industrial Organic Chemicals                 710,400          35,972,132
    Givaudan (Switzerland)             Fragrance & Flavor Compound
                                         Manufacturer                                25,300          14,638,283
                                                                                               ----------------
                                                                                                     87,105,044
OIL & NATURAL GAS--3.2%
    Burlington Resources, Inc.
      (United States)                  Oil & Natural Gas Exploration &
                                         Production                               1,260,000    $     45,586,800

    TOTAL COMMON STOCKS (COST: $1,116,291,582)                                                    1,353,249,685

SHORT TERM INVESTMENTS--6.4%

U.S. GOVERNMENT BILLS--4.2%
    United States Treasury Bills, 0.94% - 1.04%
      due 7/1/2004 - 7/15/2004                                                $  60,000,000    $     59,986,895

    TOTAL U.S. GOVERNMENT BILLS (COST: $59,986,895)                                                  59,986,895

REPURCHASE AGREEMENTS--2.2%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004 due 7/1/2004, repurchase price $28,000,926 collateralized by U.S. Government
      Agency Securities with an aggregate market value plus
      accrued interest of $29,400,000                                         $  28,000,000    $     28,000,000

NAME                                   DESCRIPTION                               PAR VALUE         MARKET VALUE
---------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.4% (CONT.)

REPURCHASE AGREEMENTS--2.2% (CONT.)
    IBT Repurchase Agreement, 0.70% dated 6/30/2004 due 7/1/2004, repurchase price $3,240,772 collateralized by a U.S. Government
      Agency Security with a market value plus accrued interest
      of $3,402,745                                                           $   3,240,709    $      3,240,709
                                                                                               ----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $31,240,709)                                                  31,240,709

    TOTAL SHORT TERM INVESTMENTS (COST: $91,227,604)                                                 91,227,604

    Total Investments (Cost $1,207,519,186)--99.9%                                             $  1,444,477,289
    Foreign Currencies (Cost $408,852)--0.0%                                                   $        404,439
    Other Assets In Excess Of Other Liabilities--0.1%                                                 1,804,524
                                                                                               ----------------
    TOTAL NET ASSETS--100%                                                                     $  1,446,686,252
                                                                                               ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

The Oakmark International Funds both had positive performance for the quarter ending June 30th 2004. The Oakmark International and The Oakmark International Small Cap Funds returned 2% and 3% respectively for the quarter while the MSCI World ex U.S. Index(18) was flat. More importantly, both Funds continue to have strong performance from inception. Oakmark International's return has been 12% since its inception versus a 7% from the Index and Oakmark International Small Cap's return has been 12% since its inception versus a 5% from the Index.

BLOCKING AND TACKLING

As mentioned in our last quarterly, economically, the world is in a somewhat peaceful, balanced state. The question then becomes, does this state make it easier or harder to find value-oriented investments? The answer really is not that simple. When the world is in flux, emotionally, there is a greater tendency for investors to dump equities, both good quality and bad, out of fear. This enables longer-term, patient investors such as us to take advantage of other peoples' short-term time horizon. In a way, it makes our job easier. But, in such situations, though there are more opportunities, they exist in difficult environments.

Today, we have the opposite situation. Though the environment is "easier," there is less irrationality in the market, and so we focus more than ever on the fundamentals of a business. What type of sustainable returns are the assets generating? Is management being a good steward of the company's free cash flow? Can we buy this company at an attractive discount to its intrinsic value? These are our investment fundamentals. We strongly believe that if we focus on these issues and behave with discipline, then we will continue to be successful investors over the medium and long term.

Happily, we are still finding lots of value in the world today. Though we are often asked which geographic region offers the greatest investment deals, we rarely can single out one area. We are bottom-up stock pickers and always focus on stock-by-stock portfolio construction. Though we are over-weight in Europe, we are invested very broadly from Europe to the UK, Latin America and Asia. Whether it is a South Korean mobile phone provider or an Italian Bank, we are finding lots of opportunities. But, there are no "gimmies", and finding the right investment requires a strong focus on fundamental analysis. This is what we call our blocking and tackling.

EUROPE COVERED!

Doing our brand of fundamental analysis requires extensive, independent, hands-on research. This means visiting countries, management teams, plants, and any other possible information source. This recent quarter was no exception. Over the course of three months, we visited nine European countries, over twenty cities, and almost 100 companies. We toured plants and met with all levels of management. We do this for one reason: to gather enough information so that we can make sound, informed investment decisions. Understanding how management teams think, operate, and execute is critical to us. This travel is not seasonal; it is a necessity that helps us develop new investment ideas. As an example, this quarter's trips yielded a number of new names in both funds, including Lloyds-TSB Group, BP plc, Croda International, Prosegur, and Eurazeo.

Not only do these trips yield new ideas, and allow us to catch up in more depth with our existing investments, but it also gives us a much clearer picture of the economic conditions in which these companies operate. Spending a week visiting management teams of companies of a variety of sizes and industries yields a better picture of a country or region's economic environment than spending a month with macroeconomists! As in everything we do in the Funds, we believe the best way to invest is looking from the bottom up.

Besides, getting out of Chicago helps us appreciate it as a city even more given a double cheeseburger can cost over $15 in London! Sounds a little silly, but sometimes a lot can be gleaned from anecdotal evidence.

Thank you for your continued confidence and support.


/s/ David G. Herro                        /s/ Michael J. Welsh

DAVID G. HERRO, CFA                       MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                         Portfolio Manager
dherro@oakmark.com                        mwelsh@oakmark.com

[SIDENOTE]

                                   HIGHLIGHTS

- We continue to find value in the world today, although a calmer investing environment means there are no easy finds.

- Our overseas trips yield new ideas, a chance to catch up on existing investments, and get a clearer picture of local economic conditions.

- As in everything we do in the Funds, we believe the best way to invest is looking from the bottom up.

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(18)

                 THE OAKMARK INTERNATIONAL FUND (CLASS I)     MSCI WORLD EX U.S. INDEX
9/30/92                           $ 10,000                            $ 10,000
12/31/92                          $ 10,043                            $  9,628
3/31/93                           $ 11,890                            $ 10,766
6/30/93                           $ 12,300                            $ 11,834
9/30/93                           $ 13,387                            $ 12,562
12/31/93                          $ 15,424                            $ 12,729
3/31/94                           $ 15,257                            $ 13,133
6/30/94                           $ 14,350                            $ 13,748
9/30/94                           $ 15,278                            $ 13,830
12/31/94                          $ 14,026                            $ 13,664
3/31/95                           $ 13,563                            $ 13,924
6/30/95                           $ 14,749                            $ 14,060
9/30/95                           $ 15,507                            $ 14,631
12/31/95                          $ 15,193                            $ 15,222
3/31/96                           $ 17,021                            $ 15,681
6/30/96                           $ 18,383                            $ 15,937
9/30/96                           $ 18,347                            $ 15,950
12/31/96                          $ 19,450                            $ 16,268
3/31/97                           $ 20,963                            $ 16,016
6/30/97                           $ 22,700                            $ 18,094
9/30/97                           $ 23,283                            $ 18,027
12/31/97                          $ 20,097                            $ 16,637
3/31/98                           $ 22,994                            $ 19,083
6/30/98                           $ 20,253                            $ 19,233
9/30/98                           $ 16,322                            $ 16,404
12/31/98                          $ 18,688                            $ 19,759
3/31/99                           $ 21,258                            $ 20,070
6/30/99                           $ 25,728                            $ 20,650
9/30/99                           $ 23,896                            $ 21,535
12/31/99                          $ 26,065                            $ 25,277
3/31/2000                         $ 26,012                            $ 25,416
6/30/2000                         $ 27,856                            $ 24,530
9/30/2000                         $ 27,306                            $ 22,663
12/31/2000                        $ 29,324                            $ 21,897
3/31/2001                         $ 26,763                            $ 18,825
6/30/2001                         $ 29,437                            $ 18,629
9/30/2001                         $ 23,728                            $ 16,062
12/31/2001                        $ 27,819                            $ 17,212
3/31/2002                         $ 31,006                            $ 17,310
6/30/2002                         $ 30,315                            $ 16,923
9/30/2002                         $ 23,365                            $ 13,603
12/31/2002                        $ 25,465                            $ 14,492
3/31/2003                         $ 22,481                            $ 13,402
6/30/2003                         $ 28,198                            $ 15,978
9/30/2003                         $ 30,368                            $ 17,269
12/31/2003                        $ 35,152                            $ 20,206
3/31/2004                         $ 36,419                            $ 21,063
6/30/2004                         $ 37,083                            $ 21,084

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                                 SINCE
                                  TOTAL RETURN                                 INCEPTION
                                 LAST 3 MONTHS*   1-YEAR    5-YEAR   10-YEAR   (9/30/92)
----------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)                       1.82%        31.51%     7.58%     9.95%     11.79%
MSCI World ex. U.S.                  0.10%        31.95%     0.38%     4.36%      6.55%
MSCI EAFE(19)                        0.22%        32.37%     0.02%     4.05%      6.35%
Lipper International
Fund Index(20)                      -1.08%        29.36%     1.54%     5.73%      7.71%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund gained 2% for the quarter, slightly better than the relevant indices. For the past twelve months, the Fund is up 32%.

We believe strong stock selection in Switzerland and the UK more than compensated for weakness in South Korea. The individual securities that contributed most significantly to performance during the quarter were French tire manufacturer Michelin, Swiss specialty chemicals manufacturer Givaudan S.A., (discussed in Global Fund letter) and UK consumer giant Cadbury Schweppes plc. The most significant detractors from quarterly performance were UK port operator Associated British Ports plc and SK Telecom in Korea.

Shares of Michelin responded positively to management's continuing commitment to cost restructuring and improving the operating performance of the company. We also believe Michelin's commitment to pricing discipline is paying off in the form of a strong premium market position; unlike its competitors, the Company has shown a willingness to walk away from original equipment business with the auto companies when the economics don't make sense. Despite raw material price increases, market conditions going forward seem favorable for this company.

Associated British Ports, the largest port operator in the UK, saw some political setbacks during the year when the UK government rejected its major growth project. However, we feel that the economic implications are much less drastic than the share price reaction. This is an exceptional business: ABP is the strongest player in a moderate growth business, achieves high returns on marginal capital, and has exhibited wise capital allocation decisions.

Shares of SK Telecom were weak during the quarter despite fairly positive news flow. The asymmetric introduction of mobile number portability in Korea at the beginning of 2004 allowed competitors to poach SK Telecom subscribers for six months, with SK Telecom forced to sit on their hands and watch. Yet, SK Telecom lost few subscribers and very little market share. The stock market continues to worry about whether the government will impose further asymmetric regulations on SK Telecom with the hopes of weakening its mobile communication dominance. With a valuation at less than 6 times our estimate of '04 operating profit, we think this risk is more than fully reflected in the current share price.

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.


/s/ David G. Herro                        /s/ Michael J. Welsh

DAVID G. HERRO, CFA                       MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                         Portfolio Manager
dherro@oakmark.com                        mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2004 (UNAUDITED)

[CHART]

                                  % OF FUND
                        EQUITY MARKET VALUE
-------------------------------------------
- EUROPE                               77.6%
  Great Britain                        25.9%
  Switzerland                          15.5%
  * France                             13.0%
  * Germany                             7.4%
  * Netherlands                         7.2%
  * Italy                               3.9%
  * Ireland                             3.3%
  * Finland                             1.4%

- PACIFIC RIM                          18.3%
  Japan                                 7.4%
  Australia                             4.4%
  Korea                                 4.0%
  Singapore                             1.6%
  Hong Kong                             0.9%

- LATIN AMERICA                         3.3%
  Mexico                                3.3%
  OTHER                                 0.6%
  Israel                                0.6%

- NORTH AMERICA                         0.2%
  Canada                                0.2%

* Euro currency countries comprise 36.2% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1%

FOOD & BEVERAGE--14.4%
    Diageo plc (Great Britain)         Beverages, Wines, & Spirits
                                         Manufacturer                            10,943,000    $    147,948,129
    Cadbury Schweppes                  Beverage & Confectionary
      plc (Great Britain)                Manufacturer                            14,748,800         127,403,232
    Nestle SA (Switzerland)            Food & Beverage Manufacturer                 454,800         121,226,767
    Pernod-Ricard SA (France)          Manufactures Wines, Spirits, &
                                         Fruit Juices                               529,825          67,745,894
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                Soft Drinks, Juices &
                                         Sports Drinks Manufacturer                  83,400          48,358,286
    Fomento Economico
      Mexicano, S.A. de
      C.V. (Mexico) (b)                Soft Drink & Beer Manufacturer               846,300          38,794,392
    Heineken Holding NV,
      Class A (Netherlands)            Brewer                                     1,106,300          32,409,864
    Heineken NV
      (Netherlands)                    Brewer                                       497,500          16,348,032
    Molson Inc.,
      Class A (Canada)                 Brewer                                       346,300           8,794,346
                                                                                               ----------------
                                                                                                    609,028,942
HOUSEHOLD PRODUCTS--2.1%
    Henkel KGaA (Germany)              Consumer Chemical Products
                                         Manufacturer                             1,160,700    $     90,445,493

OTHER CONSUMER GOODS & SERVICES--1.5%
    Swatch Group AG,
      Bearer Shares
      (Switzerland)                    Watch Manufacturer                           473,900    $     61,646,143
    Swatch Group AG,
      Registered Shares
      (Switzerland)                    Watch Manufacturer                            24,700             658,378
                                                                                               ----------------
                                                                                                     62,304,521
AUTOMOBILES--3.0%
    Bayerische Motoren
      Werke (BMW) AG
      (Germany)                        Luxury Automobile Manufacturer             2,903,400    $    128,468,894

AUTOMOTIVE--2.1%
    Compagnie Generale
      des Etablissements
      Michelin (France)                Tire Manufacturer                          1,582,500    $     87,503,499

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

BROADCASTING & PROGRAMMING--2.2%
    Grupo Televisa S.A.
      (Mexico) (b)                     Television Production &
                                         Broadcasting                             2,056,000    $     93,075,120

HUMAN RESOURCES--1.8%
    Michael Page International
      plc (Great Britain)              Recruitment Consultancy Services          22,748,600    $     74,206,232

MARKETING SERVICES--3.4%
    Publicis Groupe (France)           Advertising & Media Services               2,914,100    $     86,257,005
    Aegis Group plc
      (Great Britain)                  Media Services                            35,809,900          58,324,950
                                                                                               ----------------
                                                                                                    144,581,955
PUBLISHING--4.9%
    Reed Elsevier plc
      (Great Britain)                  Publisher                                 12,532,300    $    121,788,719
    John Fairfax Holdings
      Limited (Australia)              Newspaper Publisher                       32,814,100          84,998,314
                                                                                               ----------------
                                                                                                    206,787,033
RETAIL--4.5%
    Signet Group plc
      (Great Britain)                  Jewelry Retailer                          44,427,200    $     92,919,461
    J Sainsbury plc
      (Great Britain)                  Food Stores                               11,499,000          59,368,920
    Giordano International
      Limited (Hong Kong)              Pacific Rim Clothing Retailer &
                                         Manufacturer                            61,424,300          38,784,928
                                                                                               ----------------
                                                                                                    191,073,309
BANK & THRIFTS--12.9%
    Bank of Ireland (Ireland)          Commercial Bank                           10,085,900    $    134,730,155
    Australia and New Zealand
      Banking Group
      Limited (Australia)              Commercial Bank                            7,348,800          93,289,680
    BNP Paribas SA (France)            Commercial Banking                         1,156,000          71,092,994
    United Overseas Bank
      Limited, Foreign Shares
      (Singapore)                      Commercial Banking                         8,395,368          65,432,403
    UniCredito Italiano S.p.A.
      (Italy)                          Banking Services                          11,983,700          59,206,819
    Banco Popolare di
      Verona e Novara Scrl
      (Italy)                          Commercial Bank                            2,938,400          50,416,214

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

BANK & THRIFTS--12.9% (CONT.)
    Sanpaolo IMI S.p.A. (Italy)        Banking Services                           3,933,600    $     47,502,042
    Lloyds TSB Group plc
      (Great Britain)                  Commercial Bank                            2,288,900          17,913,182
    Kookmin Bank (Korea) (a)           Commercial Banking                           231,168           7,182,113
                                                                                               ----------------
                                                                                                    546,765,602
FINANCIAL SERVICES--1.2%
    Credit Suisse Group
      (Switzerland) (a)                Investment Services & Insurance            1,413,600    $     50,201,668

OTHER FINANCIAL--6.0%
    Euronext NV (Netherlands)          Stock Exchange                             4,829,200    $    134,542,188
    Deutsche Boerse AG
      (Germany)                        Electronic Trading Systems                 1,578,400          80,210,156
    Daiwa Securities Group
      Inc. (Japan)                     Stock Broker                               5,342,000          38,305,465
                                                                                               ----------------
                                                                                                    253,057,809
PHARMACEUTICALS--11.2%
    GlaxoSmithKline plc
      (Great Britain)                  Pharmaceuticals                            7,688,600    $    157,528,093
    Takeda Chemical
      Industries, Ltd.
      (Japan)                          Pharmaceuticals &
                                         Food Supplements                         2,883,100         126,309,498
    Novartis AG (Switzerland)          Pharmaceuticals                            2,693,900         118,780,555
    Aventis S.A. (France)              Pharmaceuticals                              915,900          69,141,318
                                                                                               ----------------
                                                                                                    471,759,464
TELECOMMUNICATIONS--2.5%
    SK Telecom Co., Ltd.
      (Korea)                          Mobile Telecommunications                    643,220    $    105,765,296

COMPUTER SERVICES--1.9%
    Meitec Corporation (Japan)         Software Engineering Services              2,052,500    $     81,097,544

OPTICAL EQUIPMENT--1.3%
    Olympus Corporation
      (Japan)                          Optical Equipment Manufacturer             2,925,000    $     55,110,440

AIRPORT MAINTENANCE--0.1%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)                     Airport Operator                             242,000    $      4,477,000

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

DIVERSIFIED CONGLOMERATES--2.1%
    Vivendi Universal SA
      (France) (a)                     Multimedia                                 3,260,300    $     90,435,766
    Haw Par Corporation
      Limited (Singapore)              Healthcare & Leisure Products                 58,338             173,049
                                                                                               ----------------
                                                                                                     90,608,815
INSTRUMENTS--0.6%
    Orbotech, Ltd. (Israel) (a)        Optical Inspection Systems                 1,237,700    $     25,187,195

MACHINERY & INDUSTRIAL PROCESSING--1.4%
    Metso Corporation
      (Finland)                        Paper & Pulp Machinery                     4,523,200    $     57,560,597

OTHER INDUSTRIAL GOODS & SERVICES--2.3%
    Enodis plc
      (Great Britain) (a)              Food Processing Equipment                 33,585,320    $     61,863,194
    Chargeurs SA (France)              Wool, Textile Production &
                                         Trading                                  1,050,201          35,429,915
                                                                                               ----------------
                                                                                                     97,293,109
TRANSPORTATION SERVICES--2.0%
    Associated British Ports
      Holdings plc
      (Great Britain)                  Port Operator                             11,381,399    $     83,856,839

CHEMICALS--9.1%
    Lonza Group AG,
      Registered Shares
      (Switzerland)                    Industrial Organic Chemicals               2,208,100    $    111,810,339
    Akzo Nobel N.V.
      (Netherlands)                    Chemical Producer                          2,931,300         107,806,818
    Givaudan (Switzerland)             Fragrance & Flavor Compound
                                         Manufacturer                               185,100         107,096,684
    Syngenta AG
      (Switzerland) (a)                Crop Protection Products                     714,500          59,871,913
                                                                                               ----------------
                                                                                                    386,585,754
OIL & NATURAL GAS--1.6%
    BP p.l.c. (Great Britain)          Oil & Natural Gas Exploration &
                                         Production                               5,454,100    $     48,326,145
    Total SA (France)                  Oil & Natural Gas Exploration &
                                         Production                                 100,000          19,064,122
                                                                                               ----------------
                                                                                                     67,390,267

    TOTAL COMMON STOCKS (COST: $3,224,135,872)                                                    4,064,192,397

NAME                                   DESCRIPTION                                PAR VALUE        MARKET VALUE
---------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--3.4%

U.S. GOVERNMENT BILLS--0.6%
    United States Treasury Bills, 0.94% due 7/1/2004                          $  25,000,000    $     25,000,000

    TOTAL U.S. GOVERNMENT BILLS (COST: $25,000,000)                                                  25,000,000

REPURCHASE AGREEMENTS--2.8%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004 due 7/1/2004, repurchase price $115,003,801 collateralized by U.S. Government
      Agency Securities with an aggregate market value plus
      accrued interest of $120,750,000                                        $ 115,000,000    $    115,000,000
    IBT Repurchase Agreement, 0.70% dated 6/30/2004 due 7/1/2004, repurchase price $3,646,491 collateralized by a U.S. Government
      Agency Security with a market value plus accrued
      interest of $3,828,741                                                      3,646,420           3,646,420

    TOTAL REPURCHASE AGREEMENTS (COST: $118,646,420)                                                118,646,420

    TOTAL SHORT TERM INVESTMENTS (COST: $143,646,420)                                               143,646,420

    Total Investments (Cost $3,367,782,292)--99.5%                                             $  4,207,838,817
    Foreign Currencies (Cost $1,247,334)--0.0%                                                 $      1,233,872
    Other Assets In Excess Of Other Liabilities--0.5%                                                22,354,031
                                                                                               ----------------
    TOTAL NET ASSETS--100%                                                                     $  4,231,426,720
                                                                                               ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(18)

                  THE OAKMARK INTERNATIONAL SMALL CAP FUND (CLASS I)      MSCI WORLD EX U.S. INDEX
11/1/95                              $ 10,000                                       $ 10,000
12/31/95                             $  9,630                                       $ 10,684
3/31/96                              $ 10,970                                       $ 11,006
6/30/96                              $ 11,570                                       $ 11,186
9/30/96                              $ 11,590                                       $ 11,195
12/31/96                             $ 12,038                                       $ 11,418
3/31/97                              $ 12,080                                       $ 11,241
6/30/97                              $ 13,181                                       $ 12,699
9/30/97                              $ 12,672                                       $ 12,652
12/31/97                             $  9,642                                       $ 11,677
3/31/98                              $ 11,429                                       $ 13,394
6/30/98                              $  9,892                                       $ 13,499
9/30/98                              $  8,211                                       $ 11,513
12/31/98                             $ 10,529                                       $ 13,868
3/31/99                              $ 13,118                                       $ 14,086
6/30/99                              $ 15,317                                       $ 14,493
9/30/99                              $ 15,439                                       $ 15,114
12/31/99                             $ 16,190                                       $ 17,741
3/31/2000                            $ 15,387                                       $ 17,839
6/30/2000                            $ 15,529                                       $ 17,217
9/30/2000                            $ 14,908                                       $ 15,906
12/31/2000                           $ 14,756                                       $ 15,369
3/31/2001                            $ 15,232                                       $ 13,213
6/30/2001                            $ 15,777                                       $ 13,075
9/30/2001                            $ 13,987                                       $ 11,273
12/31/2001                           $ 16,671                                       $ 12,080
3/31/2002                            $ 18,370                                       $ 12,149
6/30/2002                            $ 18,831                                       $ 11,877
9/30/2002                            $ 14,641                                       $  9,547
12/31/2002                           $ 15,818                                       $ 10,172
3/31/2003                            $ 13,882                                       $  9,406
6/30/2003                            $ 17,933                                       $ 11,215
9/30/2003                            $ 20,465                                       $ 12,121
12/31/2003                           $ 24,109                                       $ 14,182
3/31/2004                            $ 25,685                                       $ 14,783
6/30/2004                            $ 26,436                                       $ 14,798

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 06/30/04)

                                                                         SINCE
                                  TOTAL RETURN                         INCEPTION
                                 LAST 3 MONTHS*   1-YEAR    5-YEAR     (11/1/95)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)            2.92%         47.41%    11.52%      11.86%
MSCI World ex. U.S.                 0.10%         31.95%     0.38%       4.62%
Lipper International
Small Cap Average(21)               0.26%         42.15%     9.20%      11.52%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 3% for the quarter, outperforming the relevant indices. For the past twelve months, your Fund is up 47%.

For the quarter, we believe strong stock selection in Scandinavia, Italy, and Germany more than offset weakness in the Korean and Mexican equity markets. Interpump Group in Italy contributed most significantly to positive performance. This specialized engineering company dominates niches in industrial pumps, power take-offs for trucks, and equipment for professional cleaners. It also has a growing consumer cleaning business, thanks in part to the success of its high-pressure cleaners sold through Home Depot. The stock price reacted positively as Interpump reported very strong 1Q04 earnings and gave bullish indications for the rest of the year. This well-run business also has an exceptionally shareholder-oriented management team.

Other strong contributors to performance for the quarter included Gurit-Heberlein in Switzerland, Copenhagen Airports in Denmark, and Deutscher Industrie Services in Germany. The biggest negative contributors for the quarter included Japanese advertising company Asatsu-DK, Mexican airport operator ASUR, and Kook Soon Dang Brewery, a manufacturer of specialty Korean rice wines. Revenues for Kook Soon Dang were hit hard by the abrupt slowdown in alcoholic beverage consumption in Korea (down nearly 20% in the first three months of 2004) and by the increased competition for its most profitable product, Baekseju.

Overall, the fund changed little during the quarter. Geographically, the weightings remain very similar, with Europe and the UK representing 72% of investments, 25% in the Pacific Rim, and 3% in Latin America.

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.


/s/ David G. Herro                      /s/ Michael J. Welsh

DAVID G. HERRO, CFA                     MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                       Portfolio Manager
dherro@oakmark.com                      mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2004 (UNAUDITED)

[CHART]

                                  % OF FUND
                        EQUITY MARKET VALUE
-------------------------------------------
- EUROPE                               71.8%
    Switzerland                        15.1%
  * France                             14.6%
    Great Britain                      12.9%
  * Italy                               9.9%
    Denmark                             6.8%
  * Germany                             4.4%
  * Finland                             3.0%
  * Spain                               2.6%
    Sweden                              2.5%

- PACIFIC RIM                          24.8%
  Japan                                 8.2%
  Australia                             6.8%
  Korea                                 3.9%
  New Zealand                           3.0%
  Hong Kong                             1.5%
  Thailand                              0.6%
  Philippines                           0.4%
  China                                 0.4%

- LATIN AMERICA                         3.4%
  Mexico                                3.4%

* Euro currency countries comprise 34.5% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8%

FOOD & BEVERAGE--7.1%
    Davide Campari - Milano            Soft Drinks, Wines, &
      S.p.A. (Italy)                     Spirits Producer                           301,500    $     14,888,611
    Geest plc (Great Britain)          Fresh Produce Distributor                  1,303,400          13,482,467
    Baron de Ley,
      S.A. (Spain) (a)                 Wines & Spirits Manufacturer                 222,400           8,961,339
    Hite Brewery Co., Ltd.
      (Korea)                          Brewer                                        68,000           4,825,617
    Kook Soon Dang Brewery
      Co., Ltd. (Korea)                Wine & Spirits Manufacturer                  310,385           3,532,291
    Alaska Milk Corporation
      (Philippines)                    Milk Producer                             49,394,000           2,594,592
                                                                                               ----------------
                                                                                                     48,284,917
HOUSEHOLD PRODUCTS--0.7%
    Societe BIC SA (France)            Consumer & Office Supplies                   101,800    $      4,530,429

OTHER CONSUMER GOODS & SERVICES--2.1%
    Vitec Group plc
      (Great Britain)                  Photo Equipment & Supplies                 1,858,607    $     11,720,852
    Royal Doulton plc
      (Great Britain) (a)              Tableware & Giftware                      22,373,000           2,892,850
                                                                                               ----------------
                                                                                                     14,613,702
SECURITY SERVICES--0.8%
    Prosegur, Compania de
      Seguridad SA (Spain)             Security & Transportation Services           371,200    $      5,703,732

BROADCASTING & PUBLISHING--1.9%
    Tamedia AG
      (Switzerland) (a)                TV Broadcasting & Publishing                 140,600    $     12,595,148

BUILDING MATERIALS & CONSTRUCTION--1.3%
    Fletcher Building Limited
      (New Zealand)                    Building Materials Manufacturer            2,952,800    $      8,495,102

HUMAN RESOURCES--1.8%
    DIS Deutscher Industrie
      Service AG (Germany)             Recruitment Consultancy Services             417,400    $     12,187,412

INFORMATION SERVICES--3.5%
    Baycorp Advantage
      Limited (Australia) (a)          Credit Reference Services                 11,540,500    $     23,401,757

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

MARKETING SERVICES--3.0%
    Asatsu-DK, Inc. (Japan)            Advertising Services Provider                459,700    $     11,898,761
    LG Ad Inc. (Korea)                 Advertising & Marketing Services             487,420           8,077,969
                                                                                               ----------------
                                                                                                     19,976,730
MOTORCYCLES--0.9%
    Ducati Motor Holding
      S.p.A. (Italy) (a)               Motorcycle Manufacturer                    4,129,388    $      5,777,385

PUBLISHING--0.9%
    Matichon Public
      Company Limited,
      Foreign Shares
      (Thailand)                       Newspaper Publisher                        2,039,500    $      4,208,492
    Recoletos Grupo de
      Comunicacion,
      S.A. (Spain)                     Publisher                                    295,000           2,078,014
                                                                                               ----------------
                                                                                                      6,286,506
RECREATION & ENTERTAINMENT--2.6%
    Square Enix Co., Ltd.
      (Japan)                          Entertainment Software                       436,800    $     11,945,233
    Konami Sports
      Corporation (Japan)              Fitness Centers                              277,800           5,361,119
                                                                                               ----------------
                                                                                                     17,306,352
RETAIL--8.2%
    D.F.S. Furniture
      Company plc
      (Great Britain)                  Furniture Retailer & Manufacturer          2,740,000    $     21,505,695
    Bulgari S.p.A. (Italy)             Jewelry Manufacturer & Retailer            1,785,300          18,027,567
    Carpetright plc
      (Great Britain)                  Carpet Retailer                              813,700          15,423,735
                                                                                               ----------------
                                                                                                     54,956,997
BANK & THRIFTS--1.9%
    Jyske Bank A/S
      (Denmark) (a)                    Commercial Banking                           222,400    $     12,723,029

FINANCIAL SERVICES--3.0%
    Julius Baer Holding Ltd.,
      Zurich (Switzerland)             Asset Management                              73,800    $     20,466,462

INVESTMENT COMPANIES--0.2%
    Eurazeo (France)                   Investment Company                            24,000    $      1,559,195

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

OTHER FINANCIAL--0.7%
    Ichiyoshi Securities Co.,
      Ltd. (Japan)                     Stock Broker                                 598,000    $      4,944,364

MEDICAL PRODUCTS--4.8%
    Ansell Limited (Australia)         Protective Rubber & Plastics
                                         Products                                 3,906,150    $     20,995,724
    Coloplast A/S, Class B             Healthcare Products & Services
      (Denmark)                          Provider                                   101,500           9,569,672
    Golden Meditech
      Company Limited
      (China)                          Medical Instruments & Supplies             5,976,000           2,298,520
                                                                                               ----------------
                                                                                                     32,863,916
PHARMACEUTICALS--2.7%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                Pharmaceuticals                            1,147,000    $     17,897,124

TELECOMMUNICATIONS--1.4%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                      Satellite Operator                         5,533,500    $      9,648,401

COMPUTER SERVICES--3.5%
    Morse plc (Great Britain)          Business & Technology Solutions            5,397,800    $     13,077,203
    Alten (France) (a)                 Systems Consulting & Engineering             298,141           5,440,775
    Sopra Group (France)               Computer Engineering                         111,930           5,241,339
                                                                                               ----------------
                                                                                                     23,759,317
COMPUTER SYSTEMS--1.9%
    Lectra (France)                    Manufacturing Process Systems              1,617,500    $     12,653,279

OFFICE EQUIPMENT--4.2%
    Neopost SA (France)                Mailroom Equipment Supplier                  481,700    $     28,469,640

AIRPORT MAINTENANCE--6.5%
    Kobenhavns Lufthavne
      A/S (Copenhagen
      Airports A/S - CPH)
      (Denmark)                        Airport Management & Operations              151,700    $     22,099,586
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)                     Airport Operator                           1,185,900          21,939,150
                                                                                               ----------------
                                                                                                     44,038,736

NAME                                   DESCRIPTION                              SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

DIVERSIFIED CONGLOMERATES--5.5%
    Pargesa Holding AG
      (Switzerland)                    Diversified Operations                         5,374    $     14,470,194
    Financiere Marc de
      Lacharriere SA
      (Fimalac) (France)               Diversified Operations                       361,300          14,421,884
    Tae Young Corp. (Korea)            Heavy Construction                           283,560           8,748,519
    Financiere Marc de
      Lacharriere SA
      (Fimalac), Warrants
      (France) (a)                     Diversified Operations                        31,866             121,344
                                                                                               ----------------
                                                                                                     37,761,941
ENVIRONMENTAL PRODUCTS & SERVICES--0.3%
    Munters AB (Sweden)                Cooling & Moisture Control
                                        Systems                                      77,400    $      1,941,472

INSTRUMENTS--1.2%
    Vaisala Oyj, Class A               Atmospheric Observation
      (Finland)                         Equipment                                   328,900    $      7,802,725

MACHINERY & INDUSTRIAL PROCESSING--5.8%
    Pfeiffer Vacuum
      Technology AG
      (Germany)                        Vacuum Pump Manufacturer                     397,840    $     16,291,849
    Alfa Laval AB (Sweden)             Filtration & Separation Equipment            886,000          14,051,733
    Carbone Lorraine SA
      (France)                         Electrical Systems Manufacturer              210,000           8,686,524
                                                                                               ----------------
                                                                                                     39,030,106
OTHER INDUSTRIAL GOODS & SERVICES--6.9%
    Schindler Holding AG
      (Switzerland)                    Elevator & Escalator Manufacturer             76,150    $     23,123,638
    LISI (France)                      Industrial Fastener Manufacturer             241,813          12,273,594
    Kone Oyj, Class B
      (Finland)                        Elevators                                    187,800          11,364,470
    Domino Printing
      Sciences (Great Britain)         Industrial Printing Equipment                 70,000             298,526
                                                                                               ----------------
                                                                                                     47,060,228
PRODUCTION EQUIPMENT--3.9%
    Interpump Group S.p.A.
      (Italy)                          Pump & Piston Manufacturer                 4,717,000    $     25,646,260
    NSC Groupe (France)                Textile Equipment Manufacturer                12,316             981,429
                                                                                               ----------------
                                                                                                     26,627,689

                                                                               SHARES HELD/
NAME                                   DESCRIPTION                                PAR VALUE        MARKET VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.8% (CONT.)

TRANSPORTATION SERVICES--1.6%
    Mainfreight Limited
      (New Zealand)                    Logistics Services                         8,935,381    $     10,734,699

CHEMICALS--5.0%
    Gurit-Heberlein AG
      (Switzerland)                    Chemical Producer                             30,500    $     27,237,141
    Croda International plc
      (Great Britain)                  Chemical Producer                          1,007,400           5,224,022
    Taiyo Ink Mfg. Co., Ltd.
      (Japan)                          Manufacturer of Resist Inks                   33,300           1,187,817
                                                                                               ----------------
                                                                                                     33,648,980

    TOTAL COMMON STOCKS (COST: $460,028,208)                                                        647,747,472

SHORT TERM INVESTMENTS--4.2%

U.S. GOVERNMENT BILLS--1.4%
    United States Treasury Bills, 0.935% - 1.04%
      due 7/1/2004 - 7/15/2004                                                $  10,000,000    $      9,997,977

    TOTAL U.S. GOVERNMENT BILLS (COST: $9,997,977)                                                    9,997,977

REPURCHASE AGREEMENTS--2.8%
    IBT Repurchase Agreement, 1.19% dated 6/30/2004 due 7/1/2004, repurchase price $16,500,545 collateralized by U.S. Government
      Agency Securities with an aggregate
      market value plus accrued interest of $17,325,000                       $  16,500,000    $     16,500,000
    IBT Repurchase Agreement, 0.70% dated 6/30/2004 due 7/1/2004, repurchase price $2,269,382 collateralized by a U.S. Government
      Agency Security with a market value plus accrued
      interest of $2,382,805                                                      2,269,338           2,269,338
                                                                                               ----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $18,769,338)                                                  18,769,338

    TOTAL SHORT TERM INVESTMENTS (COST: $28,767,315)                                                 28,767,315

    Total Investments (Cost $488,795,523)--100.0%                                              $    676,514,787
    Foreign Currencies (Cost $348,835)--0.1%                                                   $        349,985
    Other Liabilities In Excess Of Other Assets--(0.1%)                                                (635,380)
                                                                                               ----------------
    TOTAL NET ASSETS--100%                                                                     $    676,229,392
                                                                                               ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY & INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

  1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3. During the period since inception (8/4/99 - 6/30/04), IPO's contributed an annualized 1.74% to the performance of the Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

  4. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  5. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

  6. The Lipper Large Cap Value Fund Index measures the performance of the 30 largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  7. The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

  9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  10. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

  11. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

  12. The Lipper Small Cap Value Fund Index measures the performance of the 30 largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  13. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  14. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

  15. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

  16. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

  17. The Volatility Index (known as the VIX) is traded on the Chicago Board of Options Exchange and measures the implied volatility in the prices of a basket of options on the S&P 100 Index (OEX). The S&P 100 itself contains the largest 100 stocks in the S&P 500 that have options traded on them.

  18. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

  19. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

  20. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

  21. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2   Invest in companies expected to grow shareholder value over time.

3   Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

                                     INVEST
     Managers select stocks from the approved list for their specific funds
                                        ^
                                        |
                                        |
                                  APPROVED LIST
                       Securities available for investment
                                        ^
                                        |
                                        |
                      QUANTITATIVE AND QUALITATIVE RESEARCH
    Rigorous analysis is performed to ensure that the stock meets our strict value standards
                                        ^
                                        |
                                        |
                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration
                                        ^
                                        |
                                        |
                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.
   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   John R. Raitt
   Allan J. Reich
   Marv R. Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary N. Wilner, M.D.

OFFICERS
   John R. Raitt--PRESIDENT
   Robert M. Levy--EXECUTIVE VICE PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Vineeta Raketich--VICE PRESIDENT
   Janet L. Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENTAND ASSISTANT SECRETARY
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER
OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Boston, Massachusetts

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT AUDITORS
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com


TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 449-6274.


A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds website at www.oakmark.com; and on the Securities and Exchange Commissions website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.
No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

                                 P.O. BOX 219558
                           KANSAS CITY, MO 64121-9558


[OAKMARK FAMILY OF FUNDS LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: July 2004.